UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05547

Laudus Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California	94105
(Address of principal executive offices)	(Zip code)

Marie Chandoha

Laudus Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1: Report(s) to Shareholders.

Annual Report
March 31, 2016
Command Performance™

Laudus Mondrian Funds™
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Laudus Mondrian Global Government Fixed Income Fund
Adviser
Charles Schwab Investment Management, Inc.
Subadviser
Mondrian Investment Partners Limited

Laudus Mondrian Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.
The industry/sector classification of certain funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Return for the 12 Months Ended March 31, 2016
Laudus Mondrian International Equity Fund[1]
Investor Shares (Ticker Symbol: LIEQX)	-7.20%
Select Shares (Ticker Symbol: LIEFX)	-6.84%
Institutional Shares (Ticker Symbol: LIEIX)	-6.88%
MSCI EAFE Index® (Net)	-8.27%
MSCI EAFE® Value Index (Net)	-12.82%
Performance Details	pages 6-8

Laudus Mondrian Emerging Markets Fund[1]
Investor Shares (Ticker Symbol: LEMIX)	-13.21%
Select Shares (Ticker Symbol: LEMSX)	-12.88%
Institutional Shares (Ticker Symbol: LEMNX)	-12.87%
MSCI Emerging Markets Index (Net)	-12.03%
Performance Details	pages 9-11

Laudus Mondrian International Government Fixed Income Fund (Ticker Symbol: LIFNX)	7.27%
Citigroup Non-U.S. Dollar World Government Bond Index	7.74%
Performance Details	pages 12-14

Laudus Mondrian Global Government Fixed Income Fund (Ticker Symbol: LMGDX)	5.17%
Custom Composite Index[2]	4.44%
Citigroup World Government Bond Index	5.92%
Performance Details	pages 15-17
All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
Bond funds are subject to increased risk of loss of principal during periods of volatile interest rates. When interest rates rise, bond prices fall which may impact the value of a bond fund's shares.
Please see prospectus for further detail and investor eligibility requirements.
[1]	The fund's performance relative to the indices may be affected by fair-value pricing, see financial note 2 for more information.
[2]	The Custom Composite Index is composed of a blend of 80% Citigroup World Government Bond Index/20% Citigroup Custom Emerging Markets Government Bond Index.
Laudus Mondrian Funds1

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.
Dear Shareholder,
Overall, the 12-month reporting period ended March 31, 2016, was one of mixed results for global market investments – a strong performance for fixed income but a struggle for stocks.
The strong showing for fixed income was tied to lackluster growth rates, which prompted many central banks to lower interest rates or take more dramatic steps to stimulate their respective economies. In the U.S., slowing growth overseas contributed to the Federal Reserve’s decision to increase its benchmark interest rate just once in December before leaving rates unchanged at its first two meetings in 2016. Meanwhile, Japan and major economies in Europe – Germany, Sweden, Denmark and the Netherlands – all began issuing government bonds with negative interest rates; in all there are now more than $7 trillion in global bonds that offer below-zero yields. Since bond prices and bond yields move in opposite directions, these falling yields resulted in healthy gains among government fixed-income securities in most developed markets.
In contrast, signs of slowing global growth put pressure on most equity classes. One big impetus for selling was China. Last August, China unexpectedly devalued the yuan and the currency came under new selling pressure in January, prompting the Chinese government to suspend trading in its stock market twice. The developments there spawned concerns that China’s economy was slowing, which negatively affected many emerging markets.
Amid this mixed environment, the Laudus Mondrian equity funds posted negative returns while the fixed-income funds generated positive returns. For the 12-month reporting period, the Laudus Mondrian International Equity Fund and the Laudus Mondrian Global Government Fixed Income Fund outperformed their respective benchmark indices, and the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund both underperformed their respective benchmark indices.
The Laudus Funds align with our mission of providing investors with funds that can be used as part of a diversified portfolio. We formed the Laudus Fund family in 2004 to provide shareholders with access to third-party managers with strong investment processes that complement our in-house capabilities. Mondrian Investment Partners Limited, subadviser for the Laudus Mondrian Funds, specializes in a value-oriented approach to international, emerging markets, and fixed income investing. Mondrian
2Laudus Mondrian Funds

From the President continued

For the 12-month reporting period, the Laudus Mondrian International Equity Fund and the Laudus Mondrian Global Government Fixed Income Fund outperformed their respective benchmark indices, and the Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Government Fixed Income Fund both underperformed their respective benchmark indices.

utilizes bottom-up security analysis, rigorous valuation, and top-down country and currency analysis, while applying risk management techniques to help guide security selection and portfolio allocation decisions.
I am also pleased to report that the Laudus Mondrian International Equity Fund- Institutional Shares has received a Best-In-Class Lipper Fund Award, an annual award given to funds for their consistently strong, risk-adjusted three-, five-, and ten-year performance relative to their peers. 1 The Laudus Mondrian International Equity Fund- Institutional Shares was named Best-In-Class over Three Years among 14 eligible funds in the International Large-Cap Value Funds category, and Five Years among 13 eligible funds in the International Large-Cap Value Funds category, for the three-year and five-year periods ending November 30, 2015.
For more information about the Laudus Mondrian Funds, please continue reading this report or visit our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615. Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals.
Sincerely,

[1]	Thomson Reuters Lipper is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.
Laudus Mondrian Funds3

The Investment Environment
Over the 12-month reporting period ended March 31, 2016, market volatility continued amid weak global economic growth, fluctuating oil and commodity prices, and a short-term interest rate increase in the U.S. The summer of 2015 and January 2016 were especially volatile time periods, largely due to China’s decelerating economy and sharply falling oil prices. The S&P 500® Index, a bellwether for the overall U.S. stock market, returned 1.78% for the reporting period. Outside the U.S., the MSCI EAFE Index (Net), a broad measure of developed international equity performance, returned -8.27%, while the MSCI Emerging Markets (Net) Index returned -12.03%. In global fixed-income securities, the Citigroup Non-U.S. Dollar World Government Bond Index returned 7.74%.
Sharply declining oil and commodity prices were a large contributor to market volatility during the reporting period. Beginning in the summer of 2015, the overall demand for oil failed to keep pace with supply. This resulted in excess reserves across the globe, sending oil prices downward. In December, the Organization of the Petroleum Exporting Countries (OPEC) decided to maintain current production levels despite excess supply, causing oil prices to drop even further. Prices rallied in February as discussions surrounding a production cap progressed between OPEC and non-members, though no decision was made by the end of the reporting period. Falling oil prices negatively affected many emerging market economies and corporations that are highly dependent on energy revenues, including Russia and Venezuela, and created stress in the high-yield corporate credit market. Many financial institutions also felt the effects of oil and commodity price fluctuations, as credit spreads widened and losses from loans to energy firms weighed on returns.
During the 12-month reporting period, China’s economy continued to decelerate, adding to global growth concerns. Currency devaluations in August and January, along with the country’s economic slowdown, caused large selloffs both in China and in other markets globally. These large outflows, combined with the lack of transparency into China’s economic data, added to investor uncertainty and contributed to concerns about the ability of the country’s central bank, the People’s Bank of China, to effectively implement monetary policy. Additionally, as China is the second largest consumer of oil after the U.S., concerns surrounding lessening Chinese demand drove oil prices drastically lower.
Speculation surrounding the timing of a short-term interest rate hike in the U.S. also contributed to market ups and downs during the 12-month reporting period. After leaving rates unchanged at both its September and October meetings, the Federal Reserve (the Fed) raised the federal funds rate by 25 basis points (a basis point is one hundredth of one percent) to a range of 0.25% to 0.50% at its meeting in December. The Fed cited strengthening economic indicators and expanding economic activity as support for this rate increase, and noted that additional increases would be measured and gradual. After the Fed’s announcement, yields on short-term U.S. Treasury securities rose, while the lack of inflation and economic growth concerns caused longer-term U.S. Treasury securities yields to fall. While the U.S. economy remained relatively stable throughout the reporting period, weak economic growth outside the U.S. decreased the likelihood of additional rate increases in the first half of 2016.
4Laudus Mondrian Funds

The Investment Environment continued
Outside the U.S., many central banks increased their accommodative policy measures to stimulate economic growth and combat threats of deflation. Short-term interest rates in some regions were cut to 0.00% or below, and several central banks, including the European Central Bank, expanded their quantitative easing policies over the reporting period. These policy differences highlighted the ongoing divergence between the Fed and central banks outside the U.S. and contributed to increased volatility in currencies, stocks, and fixed-income markets.
Though some markets saw signs of improvement toward the end of the reporting period, investor uncertainty and market volatility remained factors in the overall performances of both equities and bonds. Diverging monetary policies highlighted the differences between the strength of the U.S. economy and other economies around the world, while falling oil prices, China’s economic slowdown, and weak global economic growth contributed to a fluctuating market environment, where volatility and uncertainty have become the new normal.
All total returns assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Laudus Mondrian Funds5

Laudus Mondrian International Equity Fund
The Laudus Mondrian International Equity Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests primarily in equity securities of non-U.S. large-capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. International stocks from developed markets generated negative returns over the 12-month reporting period ended March 31, 2016. The debt crisis in Greece pulled down equity markets at the end of June 2015, while currency weakening in China in August 2015 and January 2016 contributed to heavy selloffs globally. Meanwhile, concerns over slowing global economic growth increased over the reporting period as China’s economy decelerated and oil and commodity prices dropped significantly, adding to market volatility and investor uncertainty. In the U.S., the Federal Reserve raised short-term interest rates in December for the first time in almost 10 years, while outside the U.S., many central banks cut short-term interest rates and increased other accommodative policy measures. Despite a strong U.S. dollar over most of the 12 months, several international currencies, including the Japanese yen and the euro, appreciated against the U.S. dollar over the reporting period.
From a sector standpoint, the Materials sector was one of the worst performers, hurt by falling oil prices, lackluster global growth, and deteriorating supply and demand dynamics. Meanwhile, cheap oil helped the Consumer Staples sector produce one of the better performances for the 12-month reporting period.
Performance. The fund’s Investor Shares returned -7.20% for the 12-month reporting period ended March 31, 2016. For performance comparisons, the fund uses the MSCI EAFE Index (Net) (the index), which returned -8.27% over the same period.
Positioning and Strategies. Over the 12-month reporting period, stock selection within sectors contributed to the relative investment returns of the fund. However, the fund’s currency allocations detracted from the fund’s overall performance, as currency movements generally held back returns for countries in which the fund invests.
Strong stock selection added to relative returns, driven by the returns of the portfolio’s holdings in Japan, Spain and Switzerland, which more than offset the negative impact of the portfolio’s holdings in France. At the sector level, allocation between sectors added to relative returns, driven by the overweight position in the Telecommunication Services sector, and the underweight position in the Financials sector. However, stock selection within sectors slightly held back relative returns. Strong stock selection in the Materials sector was more than offset by the negative impact of stock selection in the Telecommunications Services and Utilities sectors.
In the volatile environment for commodity prices, some of the fund’s energy and power-related holdings detracted from the fund’s relative investment returns. One example was RWE AG, a German electricity and gas company. The fund’s holdings of RWE AG declined approximately 48%, in part due to weak power prices and concerns that provisions for the decommissioning of nuclear power plants in Germany would be insufficient. Another detractor from the fund’s relative investment returns was Zurich Insurance Group AG, a Swiss commercial property-casualty insurance provider. Rising concerns over a sustainable dividend policy, combined with the announcement of a new CEO, weighed the fund’s holdings of Zurich Insurance Group AG, which returned approximately -28% for the reporting period.
In contrast, the fund benefited from the strong returns of Syngenta AG, a Swiss agribusiness operating in the crop protection, seeds and lawn and garden markets. The fund’s holdings of Syngenta AG returned approximately 25% for the reporting period, largely due to an agreed upon takeover deal by ChemChina Petrochemical Corporation. Another contributor to the performance of the fund was National Grid plc, a United Kingdom-based electricity and gas utility company. The fund’s holdings of National Grid plc benefited from the falling interest rate environment and returned approximately 16% for the reporting period.
Currency allocation held back relative investment returns for the fund, driven by the underweight position in the Japanese yen and the overweight position in the British pound. The Japanese yen appreciated by more than 6% as investors sought safe havens and the Bank of Japan (the BOJ) refrained from even further quantitative easing late in the reporting period. The BOJ, however, also experimented with the introduction of negative interest rates on some new commercial bank deposits. The British pound depreciated by more than 3% on fears over the outcome of the United Kingdom June 2016 referendum on membership in the European Union. Allocations to the pound and the yen, however, were partially offset by the fund’s underweight exposure to the relatively weak Australian dollar.
As of 03/31/16:
Fund Characteristics
Number of Companies[1]	38
Weighted Average Market Cap (millions)	$72,284
Price/Earnings Ratio (P/E)	31.62
Price/Book Ratio (P/B)	1.60
Portfolio Turnover (One year trailing)	29%
Fund Overview
	Investor Shares	Select Shares	Institutional Shares
Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	6/16/2008	6/16/2008	6/16/2008
Ticker Symbol	LIEQX	LIEFX	LIEIX
Cusip	51855Q614	51855Q564	51855Q580
NAV	$5.63	$5.67	$5.68
Management views and portfolio holdings may have changed since the report date.
[1]	Short-term investments are not included.
6Laudus Mondrian Funds

Laudus Mondrian International Equity Fund
Performance and Fund Facts as of 03/31/16
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.csimfunds.com.

June 16, 2008 – March 31, 2016
Performance of Hypothetical
$10,000 Investment in Investor Shares1

June 16, 2008 – March 31, 2016
Performance of Hypothetical
$50,000 Investment in Select Shares1

June 16, 2008 – March 31, 2016
Performance of Hypothetical
$500,000 Investment in Institutional Shares1

Average Annual Total Returns1
Class and Inception Date	1 Year	5 Years	Since Inception
Investor Shares (6/16/08)	-7.20%	3.25%	-0.58%
Select Shares (6/16/08)	-6.84%	3.51%	-0.34%
Institutional Shares (6/16/08)	-6.88%	3.56%	-0.28%
MSCI EAFE Index® (Net)	-8.27%	2.29%	0.15%
MSCI EAFE® Value Index (Net)	-12.82%	0.82%	-0.81%
Fund Expense Ratios2: Investor Shares: Net 1.22%; Gross 1.32% / Select Shares: Net 1.02%; Gross 1.12% / Institutional Shares: Net 0.90%; Gross 1.00%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: The adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.90%, 1.05%, and 1.30% for the Institutional, Select, and Investor classes, respectively, until at least 7/30/2017. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
Laudus Mondrian Funds7

Laudus Mondrian International Equity Fund
Performance and Fund Facts as of 03/31/16 continued
Country Weightings % of Investments
United Kingdom	23.0%
Switzerland	15.8%
Japan	15.5%
Germany	10.8%
Spain	6.9%
France	5.7%
Singapore	4.8%
Netherlands	3.3%
United States	3.1%
Sweden	2.9%
Italy	2.8%
Other countries	5.4%
Total	100.0%
Sector Weightings % of Equities
Financials	15.6%
Consumer Staples	15.4%
Telecommunication Services	14.9%
Health Care	12.9%
Energy	9.1%
Information Technology	8.8%
Utilities	7.4%
Industrials	6.9%
Consumer Discretionary	5.4%
Materials	3.6%
Total	100.0%
Top Equity Holdings % of Net Assets1
ABB Ltd. – Reg'd	3.8%
Unilever plc	3.7%
GlaxoSmithKline plc	3.6%
Syngenta AG – Reg'd	3.6%
Takeda Pharmaceutical Co., Ltd.	3.5%
Honda Motor Co., Ltd.	3.5%
Nestle S.A. – Reg'd	3.4%
SAP SE	3.4%
Koninklijke Ahold N.V.	3.3%
Royal Dutch Shell plc, B Shares	3.3%
Total	35.1%
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.
Management views and portfolio holdings may have changed since the report date.
[1]	This list is not a recommendation of any security by the investment adviser or subadviser.
8Laudus Mondrian Funds

Laudus Mondrian Emerging Markets Fund
The Laudus Mondrian Emerging Markets Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests in large-capitalization equity securities of emerging market companies that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. Emerging market stocks generated negative returns over the 12-month reporting period ended March 31, 2016. China’s decelerating economy increased concerns surrounding overall global economic growth, while currency weakening in China in August 2015 and January 2016 resulted in heavy selloffs globally. A depreciating Chinese yuan contributed to significant market weakness, especially in the commodities space. Two major commodity-linked markets, Brazil and South Africa, had their fiscal sustainability questioned during the reporting period. Brazil lost its Standard & Poor’s investment grade rating in September 2015, while South Africa rotated through three finance ministers in December 2015, resulting in an outlook downgrade to negative by Moody’s. Volatility continued into 2016, as further concerns surrounding the long-term growth prospects for China sparked another sharp period of weakness across emerging markets. From the low point reached in January 2016, a rally in commodity prices and emerging market currency appreciation drove a partial recovery through to the end of the period.
Performance. The fund’s Investor Shares returned -13.21% for the 12-month reporting period ended March 31, 2016. For performance comparisons, the fund uses the MSCI Emerging Markets Index (Net) (the index), which returned -12.03% over the same period.
Positioning and Strategies. During the 12-month reporting period, stock selection detracted from relative investment returns. The fund’s strategy includes a strong value orientation, and as value stocks underperformed growth stocks over the reporting period, this focus on value negatively affected the fund’s performance. Top-down allocation, however, positively contributed to the fund’s overall performance.
Negative stock selection was a major detractor from the performance of the fund, with especially weak selection in Asia. One example from this market was AMMB Holdings Berhad, a Malaysian investment holding company. The fund’s holdings of AMMB Holdings Berhad returned approximately -28% for the reporting period, in part due to economic pressures that dampened investor confidence. In Taiwan, Mediatek Inc., a company that develops system-on-a-chip designs for wireless communication, HDTV and DVDs, as well as optical storage products, fell approximately 41% over the reporting period. Mediatek Inc. lowered its revenue and margin outlook due to slowing smartphone sales in China, as well as increased competition from other companies within the Information Technology sector. In Latin America, many Brazilian companies were negatively affected by the steep fall in the Brazilian real. Stocks with relatively high levels of debt, such as CCR SA, a holding company primarily engaged in the operation of highways, were hampered by an increasing interest rate environment as the Ministry of Finance tried to stem imported inflation from the weak real. The fund’s holdings of CCR SA returned approximately -17% for the reporting period.
In contrast, the fund’s holdings of SAB Miller plc, a South Africa-based company engaged in the manufacturing, distributing and selling of beers and beverages, contributed to the overall performance of the fund. The fund’s holdings of SAB Miller plc returned approximately 19% for the reporting period, in part due to a successful takeover bid from competitor Anheuser Busch Inbev SA. Stock selection in India was also a positive contributor to the performance of the fund. Two examples from this market were Bajaj Auto Ltd., a manufacturer of motorcycles, three-wheelers and parts, and sponsored American depositary receipts of Infosys Ltd., a company engaged in consulting, technology, outsourcing and next-generation services. The fund’s holdings of Bajaj Auto Ltd. and Infosys Ltd. returned approximately 18% and 11%, respectively.
Looking at country allocation, underweight positioning to the outperforming markets in Korea and Russia, which outperformed despite currency weakness, detracted from performance. Top-down allocation contributed most positively in South Africa and Greece, with the fund’s underweight positioning to the depreciating South African rand and no exposure to the weak Greek market positively contributed.
From a sector perspective, underweights in the Energy and Materials sectors detracted from the fund’s relative return, largely due to the rally in oil and commodity prices toward the end of the reporting period. Overweights in the Telecommunication Services and Utilities sectors also detracted from returns. By comparison, overweight positioning to the Consumer Discretionary sector and underweight positioning to the Consumer Staples sector contributed positively to the overall performance of the fund. Strong stock selection in both the Financials and Information Technology sectors also enhanced the fund’s returns, largely from the lack of Chinese exposure.
As of 03/31/16:
Fund Characteristics
Number of Companies[1]	48
Weighted Average Market Cap (millions)	$38,836
Price/Earnings Ratio (P/E)	13.83
Price/Book Ratio (P/B)	1.62
Portfolio Turnover (One year trailing)	28%
Fund Overview
	Investor Shares	Select Shares	Institutional Shares
Minimum Initial Investment	$100	$50,000	$500,000
Inception Date	11/2/2007	11/2/2007	11/2/2007
Ticker Symbol	LEMIX	LEMSX	LEMNX
Cusip	51855Q648	51855Q630	51855Q622
NAV	$7.04	$7.04	$7.03
Management views and portfolio holdings may have changed since the report date.
[1]	Short-term investments are not included.
Laudus Mondrian Funds9

Laudus Mondrian Emerging Markets Fund
Performance and Fund Facts as of 03/31/16
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.csimfunds.com.

November 2, 2007 – March 31, 2016
Performance of Hypothetical
$10,000 Investment in Investor Shares1

November 2, 2007 – March 31, 2016
Performance of Hypothetical
$50,000 Investment in Select Shares1

November 2, 2007 – March 31, 2016
Performance of Hypothetical
$500,000 Investment in Institutional Shares1

Average Annual Total Returns1
Class and Inception Date	1 Year	5 Years	Since Inception
Investor Shares (11/2/07)	-13.21%	-4.64%	-2.71%
Select Shares (11/2/07)	-12.88%	-4.34%	-2.42%
Institutional Shares (11/2/07)	-12.87%	-4.27%	-2.36%
MSCI Emerging Markets Index (Net)	-12.03%	-4.13%	-2.93%
Fund Expense Ratios2: Investor Shares: Net 1.59%; Gross 1.63% / Select Shares: Net 1.29%; Gross 1.33% / Institutional Shares: Net 1.20%; Gross 1.24%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: The adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 1.20%, 1.35%, and 1.60% for the Institutional, Select, and Investor classes, respectively, until at least 7/30/2017. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
10Laudus Mondrian Funds

Laudus Mondrian Emerging Markets Fund
Performance and Fund Facts as of 03/31/16 continued
Country Weightings % of Investments
China	15.8%
Taiwan	15.0%
India	11.9%
Republic of Korea	10.5%
Malaysia	6.9%
Mexico	5.5%
South Africa	5.1%
Brazil	4.4%
United States	4.2%
Indonesia	3.4%
United Kingdom	2.8%
Philippines	2.6%
Other countries	11.9%
Total	100.0%
Sector Weightings % of Equities
Financials	26.0%
Information Technology	17.0%
Telecommunication Services	14.9%
Consumer Discretionary	12.4%
Consumer Staples	9.3%
Industrials	7.0%
Utilities	6.9%
Energy	4.4%
Health Care	2.1%
Total	100.0%
Top Equity Holdings % of Net Assets1
Taiwan Semiconductor Manufacturing Co., Ltd.	4.8%
Samsung Electronics Co., Ltd.	4.0%
Fibra Uno Administracion S.A. de C.V.	3.9%
China Mobile Ltd.	3.5%
China Resources Power Holdings Co., Ltd.	3.4%
SK Telecom Co., Ltd.	3.3%
Hyundai Mobis Co., Ltd.	3.0%
Taiwan Mobile Co., Ltd.	2.8%
Hengan International Group Co., Ltd.	2.7%
Unilever plc	2.7%
Total	34.1%
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.
Management views and portfolio holdings may have changed since the report date.
[1]	This list is not a recommendation of any security by the investment adviser or subadviser.
Laudus Mondrian Funds11

Laudus Mondrian International Government Fixed Income Fund
The Laudus Mondrian International Government Fixed Income Fund (the fund) seeks long-term total return consistent with its value-oriented investment approach. The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation, and in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the U.S. As such, the fund may invest primarily in securities issued in any currency and may hold foreign currency. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. International bond indices generated overall positive returns for the 12-month reporting period. While the Federal Reserve raised short-term rates in the U.S., several other central banks boosted their stimulus efforts by introducing negative interest rates and increasing quantitative easing programs, contributing to the positive performance of many government bonds. Though the U.S. dollar remained relatively strong, several major currencies appreciated versus the U.S. dollar over the reporting period, including the Japanese yen and the euro. When international currencies appreciate versus the U.S. dollar, returns on overseas investments are generally enhanced in U.S. dollar terms. Not all markets, however, were strong performers. Emerging markets were generally weak over the reporting period, in large part due to fears surrounding China’s decelerating economy.
Performance. The fund returned 7.27% for the 12-month reporting period ended March 31, 2016. For performance comparisons, the fund uses the Citigroup non-U.S. Dollar World Government Bond Index (the index), which returned 7.74% over the same period.
Positioning and Strategies. An overweight to bonds from Mexico was a large driver in the fund’s underperformance relative to the index during the reporting period. Fixed-income securities from Mexico produced positive returns in local-currency terms, but the depreciation of the Mexican peso versus the U.S. dollar caused returns from Mexico to be weaker than many other markets in U.S. dollar terms. A slight overweight to bonds from Poland also detracted from returns relative to the index.
In comparison, an overweight to bonds from New Zealand contributed to the fund’s performance. Though the New Zealand dollar depreciated against the U.S. dollar over the 12-month reporting period, the fund’s holdings from New Zealand are fully currency hedged, contributing to this country’s positive effect on returns. Also contributing to the fund’s performance was an underweight to South Africa. As fixed-income securities from South Africa performed poorly over the reporting period, in part due to perceived dysfunction in the South African government, the fund’s smaller position in these securities enhanced relative performance.
Other strategies used by the subadviser included buying fully covered, defensive forward currency contracts. Such contracts are used to hedge what the subadviser believes to be overvalued currencies, based on proprietary currency models. The notional value of these currency contracts ranged from approximately 8% to 11% of the fund’s net assets, and had a mixed effect on performance.
As of 03/31/16:
Fund Characteristics
Number of Issues[1]	40
Weighted Average Maturity[2]	9.4 Yrs
Weighted Average Duration[2]	7.7 Yrs
Portfolio Turnover (One year trailing)	31%
Fund Overview
Fund
Minimum Initial Investment	$100
Inception Date	11/2/2007
Ticker Symbol	LIFNX
Cusip	51855Q655
NAV	$9.93
Management views and portfolio holdings may have changed since the report date.
[1]	Short-term investments are not included.
[2]	See Glossary for definitions of maturity and duration.
12Laudus Mondrian Funds

Laudus Mondrian International Government Fixed Income Fund
Performance and Fund Facts as of 03/31/16
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.csimfunds.com.
November 2, 2007 – March 31, 2016
Performance of Hypothetical
$10,000 Investment1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	Since Inception
Laudus Mondrian International Government Fixed Income Fund (11/2/07)	7.27%	-0.86%	2.70%
Citigroup Non-U.S. Dollar World Government Bond Index	7.74%	0.24%	2.72%
Fund Expense Ratio3: Net 0.75%; Gross 0.76%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On July 27, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[3]	As stated in the prospectus. Net Expenses: The adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.75% until at least 7/30/2017. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
Laudus Mondrian Funds13

Laudus Mondrian International Government Fixed Income Fund
Performance and Fund Facts as of 03/31/16 continued
Country Weightings % of Investments1
Japan	17.5%
Supranatural	15.0%
Spain	10.3%
United Kingdom	9.0%
Malaysia	5.2%
Poland	4.9%
Sweden	4.9%
France	4.9%
Mexico	4.7%
Netherlands	4.7%
New Zealand	4.6%
Canada	4.2%
Austria	3.5%
Finland	3.0%
Other countries	3.6%
Total	100.0%
Currency Weightings % of Investments2
Japanese Yen	34.8%
Euro Currency	31.6%
Great British Pound	8.9%
Malaysian Ringgit	5.2%
Polish Zloty	4.9%
Swedish Krona	4.9%
Mexican Peso	4.7%
Australian Dollar	2.0%
Canadian Dollar	2.0%
U.S. Dollar	1.0%
New Zealand Dollar	0.0% [3]
Total	100.0%
Sector Weightings % of Investments
Government Bonds	83.5%
Supranational	15.0%
Other Investment Companies	1.5%
Total	100.0%
Top Holdings % of Net Assets4
Japan Government Thirty Year Bond, 1.70%, 03/20/44	6.6%
Japan Government Thirty Year Bond, 2.40%, 12/20/34	5.8%
Spain Government Bond, 1.60%, 04/30/25	4.9%
France Government Bond OAT, 5.75%, 10/25/32	4.8%
Netherlands Government Bond, 5.50%, 01/15/28	4.7%
Nordic Investment Bank, 1.70%, 04/27/17	4.7%
Mexico Government Bond, 6.50%, 06/10/21	4.4%
Spain Government Bond, 1.40%, 01/31/20	4.3%
Sweden Government Bond, 5.00%, 12/01/20	3.8%
European Investment Bank, 1.40%, 06/20/17	3.7%
Total	47.7%
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.
Management views and portfolio holdings may have changed since the report date.
[1]	Country weights may include issues via Samurai bonds issued in Japanese yen by non-Japanese entities and/or Yankee bonds issued in U.S. dollars by non-U.S. entities.
[2]	Includes forward foreign currency exchange contracts exposure, which may results in negative exposure to a particular currency.
[3]	Amount is less than 0.05%
[4]	This list is not a recommendation of any security by the investment adviser or subadviser.
14Laudus Mondrian Funds

Laudus Mondrian Global Government Fixed Income Fund
The Laudus Mondrian Global Government Fixed Income Fund (the fund) seeks long-term total return consistent with its value-oriented investment approach. The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation, while investing in issuers located throughout the world, including in emerging markets. As such, the fund may invest in securities issued in any currency and may hold foreign currency. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. Global bond indices generated overall positive returns for the 12-month reporting period. While the Federal Reserve raised short-term rates in the U.S., several other central banks boosted their stimulus efforts by introducing negative interest rates and increasing quantitative easing programs, contributing to the positive performance of many government bonds. Though the U.S. dollar remained relatively strong, several major currencies appreciated versus the U.S. dollar over the reporting period, including the Japanese yen and the euro. When international currencies appreciate versus the U.S. dollar, returns on overseas investments are generally enhanced in U.S. dollar terms. Not all markets, however, were strong performers. Emerging markets were generally weak over the reporting period, in large part due to fears surrounding China’s decelerating economy.
Performance. For the 12-month reporting period ended March 31, 2016, the fund returned 5.17%. By comparison, the Custom Composite Index (the index) returned 4.44%1 over the same period.
Positioning and Strategies. The fund’s overweight to Russian bonds contributed to the fund’s outperformance relative to the index during the reporting period. Though the Russian ruble depreciated versus the U.S. dollar, interest rate cuts by the Central Bank of Russia contributed to falling inflation, and helped the performance of this market. (Please note that the fund sold its Russian investments during the reporting period.) Also contributing to the performance of the fund was an overweight to Sweden. While fixed-income securities from Sweden generated negative returns in local-currency terms for the 12-month reporting period, the appreciation of the Swedish krona compared with the U.S. dollar resulted in positive returns in U.S. dollar terms, adding to the fund’s performance.
In contrast, an overweight to South African bonds detracted from the fund’s performance. The South African Minister of Finance was replaced twice in December 2015, increasing concerns of dysfunction in the government and weighing on the market as a whole. Meanwhile, the South African rand depreciated significantly against the U.S. dollar, further reducing returns in U.S. dollar terms. An overweight to bonds from Mexico also detracted from fund performance. Fixed-income securities from Mexico produced positive returns in local-currency terms, but the depreciation of the Mexican peso versus the U.S. dollar caused returns from Mexico to be weaker than many other markets in U.S. dollar terms.
Other strategies used by the subadviser included buying fully covered, defensive forward currency contracts. Such contracts are used to hedge what the subadviser believes to be overvalued currencies, based on proprietary currency models. The notional value of these currency contracts ranged from approximately 21% to 24% of the fund’s net assets, and had a positive overall effect on performance.
As of 03/31/16:
Fund Characteristics
Number of Issues[2]	68
Weighted Average Maturity[3]	8.7 Yrs
Weighted Average Duration[3]	6.7 Yrs
Portfolio Turnover (One year trailing)	42%
Fund Overview
Fund
Minimum Initial Investment	$100
Inception Date	7/10/2012
Ticker Symbol	LMGDX
Cusip	51855Q119
NAV	$9.16
Management views and portfolio holdings may have changed since the report date.
[1]	The Custom Composite Index is composed of a blend of 80% Citigroup World Government Bond Index/20% Citigroup Custom Emerging Markets Government Bond Index.
[2]	Short-term investments are not included.
[3]	See Glossary for definitions of maturity and duration.
Laudus Mondrian Funds15

Laudus Mondrian Global Government Fixed Income Fund
Performance and Fund Facts as of 03/31/16
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.csimfunds.com.
July 10, 2012 – March 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception
Laudus Mondrian Global Government Fixed Income Fund (7/10/12)	5.17%	-1.90%
Custom Composite Index[2]	4.44%	-0.77%
Citigroup World Government Bond Index	5.92%	0.04%
Fund Expense Ratios3: Net 0.85%; Gross 1.76%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The Custom Composite Index is composed of a blend of 80% Citigroup World Government Bond Index/20% Citigroup Custom Emerging Markets Government Bond Index.
[3]	As stated in the prospectus. Net Expenses: The adviser has agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.85% until at least 7/30/2017. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
16Laudus Mondrian Funds

Laudus Mondrian Global Government Fixed Income Fund
Performance and Fund Facts as of 03/31/16 continued
Country Weightings % of Investments1
United States	31.2%
Japan	13.4%
Mexico	7.2%
United Kingdom	6.6%
Malaysia	6.3%
Brazil	6.0%
Spain	5.3%
Poland	4.8%
South Africa	3.7%
New Zealand	3.0%
France	2.7%
Colombia	2.6%
Other countries	7.2%
Total	100.0%
Currency Weightings % of Investments2
Japanese Yen	19.1%
Euro Currency	16.2%
U.S. Dollar	12.7%
Mexican Peso	7.2%
Great British Pound	6.5%
Malaysian Ringgit	6.3%
Brazilian Real	6.0%
Polish Zloty	4.8%
Swedish Krona	4.4%
South African Rand	3.7%
Colombian Peso	2.6%
Indonesian Rupiah	2.3%
Singapore Dollar	2.3%
Turkish Lira	2.1%
Canadian Dollar	1.8%
Peruvian Nuevo Sol	1.5%
Chilean Peso	0.5%
New Zealand Dollar	0.0% [3]
Total	100.0%
Sector Weightings % of Investments
Government Bonds	68.8%
U.S. Government Securities	29.3%
Other Investment Companies	1.9%
Total	100.0%
Top Holdings % of Net Assets4
U.S. Treasury Notes, 3.63%, 02/15/21	7.4%
U.S. Treasury Notes, 3.63%, 08/15/19	5.8%
U.S. Treasury Bond, 3.38%, 05/15/44	4.2%
Japan Government Ten Year Bond, 0.60%, 03/20/24	3.6%
Japan Government Thirty Year Bond, 1.70%, 03/20/44	3.6%
Japan Government Ten Year Bond, 0.80%, 09/20/20	3.4%
United Kingdom Gilt, 4.25%, 12/07/27	2.9%
United Kingdom Gilt, 4.50%, 09/07/34	2.7%
Mexico Government Bond, 6.50%, 06/10/21	2.6%
U.S. Treasury Notes, 2.50%, 08/15/23	2.4%
Total	38.6%
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.
Management views and portfolio holdings may have changed since the report date.
[1]	Country weights may include issues via Samurai bonds issued in Japanese yen by non-Japanese entities and/or Yankee bonds issued in U.S. dollars by non-U.S. entities.
[2]	Includes forward foreign currency exchange contracts exposure, which may results in negative exposure to a particular currency.
[3]	Amount is less than 0.05%
[4]	This list is not a recommendation of any security by the investment adviser or subadviser.
Laudus Mondrian Funds17

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2015 and held through March 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 10/1/15	Ending Account Value (Net of Expenses) at 3/31/16	Expenses Paid During Period[2] 10/1/15-3/31/16
Laudus Mondrian International Equity Fund
Investor Shares
Actual Return	1.29%	$1,000.00	$1,030.30	$ 6.55
Hypothetical 5% Return	1.29%	$1,000.00	$ 1,018.55	$ 6.51
Select Shares
Actual Return	1.03%	$1,000.00	$ 1,033.70	$ 5.24
Hypothetical 5% Return	1.03%	$1,000.00	$ 1,019.85	$ 5.20
Institutional Shares
Actual Return	0.90%	$1,000.00	$ 1,031.20	$ 4.57
Hypothetical 5% Return	0.90%	$1,000.00	$ 1,020.50	$ 4.55
Laudus Mondrian Emerging Markets Fund
Investor Shares
Actual Return	1.57%	$1,000.00	$ 1,056.50	$ 8.07
Hypothetical 5% Return	1.57%	$1,000.00	$ 1,017.15	$ 7.92
Select Shares
Actual Return	1.28%	$1,000.00	$ 1,057.30	$ 6.58
Hypothetical 5% Return	1.28%	$1,000.00	$ 1,018.60	$6.46
Institutional Shares
Actual Return	1.20%	$1,000.00	$ 1,057.50	$ 6.17
Hypothetical 5% Return	1.20%	$1,000.00	$ 1,019.00	$6.06
Laudus Mondrian International Government Fixed Income Fund
Actual Return	0.75%	$1,000.00	$ 1,076.10	$3.89
Hypothetical 5% Return	0.75%	$1,000.00	$ 1,021.25	$ 3.79
Laudus Mondrian Global Government Fixed Income Fund
Actual Return	0.85%	$1,000.00	$1,080.20	$ 4.42
Hypothetical 5% Return	0.85%	$1,000.00	$ 1,020.75	$ 4.29
[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 366 days of the fiscal year.
18Laudus Mondrian Funds

Laudus Mondrian International Equity Fund
Financial Statements
Financial Highlights
Investor Shares	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12
Per-Share Data
Net asset value at beginning of period	$6.45	$8.76	$7.43	$7.19	$7.73
Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.16	0.29	0.21	0.26
Net realized and unrealized gains (losses)	(0.59)	(0.31)	1.25	0.26	(0.45)
Total from investment operations	(0.47)	(0.15)	1.54	0.47	(0.19)
Less distributions:
Distributions from net investment income	(0.13)	(0.88)	(0.21)	(0.22)	(0.30)
Distributions from net realized gains	(0.22)	(1.28)	—	(0.01)	(0.05)
Total distributions	(0.35)	(2.16)	(0.21)	(0.23)	(0.35)
Net asset value at end of period	$5.63	$6.45	$8.76	$7.43	$7.19
Total return	(7.20%)	(0.02%)	20.86%	6.79%	(2.02%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.26%	1.17%	1.27%	1.40%	1.40%
Gross operating expenses	1.42%	1.33%	1.29%	1.51%	1.63%
Net investment income (loss)	1.99%	2.08%	3.56%	3.03%	3.49%
Portfolio turnover rate	29%	36% [2]	25%	29%	35%
Net assets, end of period (x 1,000)	$5,187	$3,486	$1,185	$926	$1,048

Select Shares	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12
Per-Share Data
Net asset value at beginning of period	$6.48	$8.79	$7.45	$7.20	$7.75
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.20	0.37	0.24	0.26
Net realized and unrealized gains (losses)	(0.58)	(0.35)	1.19	0.26	(0.44)
Total from investment operations	(0.45)	(0.15)	1.56	0.50	(0.18)
Less distributions:
Distributions from net investment income	(0.14)	(0.88)	(0.22)	(0.24)	(0.32)
Distributions from net realized gains	(0.22)	(1.28)	—	(0.01)	(0.05)
Total distributions	(0.36)	(2.16)	(0.22)	(0.25)	(0.37)
Net asset value at end of period	$5.67	$6.48	$8.79	$7.45	$7.20
Total return	(6.84%)	0.04%	21.17%	7.18%	(1.82%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.04%	1.08% [3]	1.07%	1.12%	1.12%
Gross operating expenses	1.19%	1.23%	1.08%	1.26%	1.40%
Net investment income (loss)	2.14%	2.56%	4.53%	3.37%	3.51%
Portfolio turnover rate	29%	36% [2]	25%	29%	35%
Net assets, end of period (x 1,000)	$4,465	$2,981	$2,238	$768	$938
1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover excludes the impact of investment activity from a merger with another fund. See financial note 12 for additional information.
3
Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio.
See financial notes    19

Laudus Mondrian International Equity Fund
Financial Highlights continued
Institutional Shares	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12
Per-Share Data
Net asset value at beginning of period	$6.50	$8.81	$7.46	$7.22	$7.76
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.27	0.35	0.23	0.29
Net realized and unrealized gains (losses)	(0.61)	(0.41)	1.22	0.27	(0.46)
Total from investment operations	(0.45)	(0.14)	1.57	0.50	(0.17)
Less distributions:
Distributions from net investment income	(0.15)	(0.89)	(0.22)	(0.25)	(0.32)
Distributions from net realized gains	(0.22)	(1.28)	—	(0.01)	(0.05)
Total distributions	(0.37)	(2.17)	(0.22)	(0.26)	(0.37)
Net asset value at end of period	$5.68	$6.50	$8.81	$7.46	$7.22
Total return	(6.88%)	0.11%	21.31%	7.10%	(1.63%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.91% [2]	1.01% [3]	1.05%	1.05%	1.05%
Gross operating expenses	1.06%	1.07%	1.07%	1.11%	1.23%
Net investment income (loss)	2.53%	3.28%	4.24%	3.22%	3.92%
Portfolio turnover rate	29%	36% [4]	25%	29%	35%
Net assets, end of period (x 1,000)	$110,873	$91,981	$162,366	$127,709	$119,049

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net operating expenses would have been 0.90%, if certain non-routine expenses had not been incurred.
3
Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio.
4
Portfolio turnover excludes the impact of investment activity from a merger with another fund. See financial note 12 for additional information.
20    See financial notes

Laudus Mondrian International Equity Fund
Portfolio Holdings  as of March 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
98.7%	Common Stock	111,148,609	118,899,685
3.1%	Other Investment Company	3,743,700	3,743,700
101.8%	Total Investments	114,892,309	122,643,385
(1.8%)	Other Assets and Liabilities, Net		(2,118,434)
100.0%	Net Assets		120,524,951

Security	Number of Shares	Value ($)
Common Stock 98.7% of net assets
Australia 1.5%
Insurance 1.5%
QBE Insurance Group Ltd.	209,582	1,751,417
China 1.7%
Telecommunication Services 1.7%
China Mobile Ltd.	180,000	1,993,494
France 5.8%
Capital Goods 2.7%
Compagnie de Saint-Gobain	73,364	3,222,454
Pharmaceuticals, Biotechnology & Life Sciences 3.1%
Sanofi	47,297	3,802,477
		7,024,931
Germany 11.0%
Automobiles & Components 1.8%
Daimler AG — Reg'd	28,869	2,209,419
Insurance 1.8%
Allianz SE — Reg'd	13,273	2,155,601
Software & Services 3.4%
SAP SE	51,396	4,135,752
Telecommunication Services 2.7%
Deutsche Telekom AG — Reg'd	182,166	3,265,928
Utilities 1.3%
RWE AG	118,043	1,518,558
		13,285,258
Security	Number of Shares	Value ($)
Italy 2.8%
Energy 2.8%
Eni S.p.A.	223,324	3,372,791
Japan 15.8%
Automobiles & Components 3.5%
Honda Motor Co., Ltd.	152,600	4,172,250
Capital Goods 0.3%
Mitsubishi Electric Corp.	36,000	377,205
Household & Personal Products 1.6%
Kao Corp.	36,200	1,930,253
Insurance 2.7%
Tokio Marine Holdings, Inc.	97,700	3,301,079
Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Takeda Pharmaceutical Co., Ltd.	92,300	4,208,007
Technology Hardware & Equipment 2.8%
Canon, Inc.	113,600	3,387,886
Telecommunication Services 1.4%
NTT DOCOMO, Inc.	72,900	1,657,120
		19,033,800
Netherlands 3.3%
Food & Staples Retailing 3.3%
Koninklijke Ahold N.V.	177,979	3,997,639
Singapore 4.9%
Banks 2.6%
United Overseas Bank Ltd.	223,120	3,121,001
Telecommunication Services 2.3%
Singapore Telecommunications Ltd.	983,400	2,783,042
		5,904,043
Spain 7.0%
Banks 1.1%
Banco Santander S.A.	292,319	1,283,829
Telecommunication Services 2.9%
Telefonica S.A.	313,397	3,502,716
Utilities 3.0%
Iberdrola S.A.	552,607	3,678,678
		8,465,223
Sweden 3.0%
Telecommunication Services 3.0%
TeliaSonera AB	685,180	3,550,313
Switzerland 16.1%
Capital Goods 3.8%
ABB Ltd. — Reg'd *	232,622	4,531,778
Food, Beverage & Tobacco 3.4%
Nestle S.A. — Reg'd	55,620	4,150,405
Insurance 2.8%
Zurich Insurance Group AG *	14,816	3,435,998
Materials 3.6%
Syngenta AG — Reg'd	10,325	4,281,743

See financial notes    21

Laudus Mondrian International Equity Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Novartis AG — Reg'd	41,836	3,026,913
		19,426,837
Taiwan 2.4%
Semiconductors & Semiconductor Equipment 2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	590,154	2,943,589
United Kingdom 23.4%
Banks 2.9%
Lloyds Banking Group plc	3,599,243	3,505,651
Energy 6.2%
BP plc	681,570	3,410,139
Royal Dutch Shell plc, A Shares (a)	726	17,530
Royal Dutch Shell plc, A Shares (a)	2,447	59,300
Royal Dutch Shell plc, B Shares	161,552	3,931,329
		7,418,298
Food & Staples Retailing 3.1%
Tesco plc *	1,372,458	3,769,433
Household & Personal Products 3.7%
Unilever plc	99,119	4,469,544
Pharmaceuticals, Biotechnology & Life Sciences 3.6%
GlaxoSmithKline plc	214,591	4,344,016
Telecommunication Services 0.9%
Vodafone Group plc	315,275	1,001,834
Utilities 3.0%
National Grid plc	257,367	3,641,574
		28,150,350
Total Common Stock
(Cost $111,148,609)		118,899,685
Security	Number of Shares	Value ($)
Other Investment Company 3.1% of net assets
United States 3.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (b)	3,743,700	3,743,700
Total Other Investment Company
(Cost $3,743,700)		3,743,700

End of Investments.

At 03/31/16, the tax basis cost of the fund's investments was $118,023,668 and the unrealized appreciation and depreciation were $11,212,702 and ($6,592,985), respectively, with a net unrealized appreciation of $4,619,717.
At 03/31/16, the values of certain foreign securities held by the fund aggregating $118,899,685 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.
(a)	Securities are traded on separate exchanges for the same entity.
(b)	The rate shown is the 7-day yield.

Reg'd —	Registered

The following is a summary of the inputs used to value the fund's investments as of March 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$118,899,685	$—	$118,899,685
Other Investment Company[1]	3,743,700	—	—	3,743,700
Total	$3,743,700	$118,899,685	$—	$122,643,385
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2016.
22    See financial notes

Laudus Mondrian International Equity Fund
Statement of
Assets and Liabilities
As of March 31, 2016
Assets
Investments, at value (cost $114,892,309)		$122,643,385
Foreign currency, at value (cost $177,859)		178,428
Receivables:
Investments sold		428,317
Fund shares sold		1,002,473
Dividends		314,043
Foreign tax reclaims		190,890
Interest		287
Prepaid expenses	+	17,225
Total assets		124,775,048
Liabilities
Payables:
Investments bought		4,048,890
Fund shares redeemed		85,818
Investment adviser fees		14,876
Distribution and shareholder services fees		1,066
Accrued expenses	+	99,447
Total liabilities		4,250,097
Net Assets
Total assets		124,775,048
Total liabilities	–	4,250,097
Net assets		$120,524,951
Net Assets by Source
Capital received from investors		116,472,891
Net investment income not yet distributed		333,662
Net realized capital losses		(4,022,741)
Net unrealized capital appreciation		7,741,139

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$5,187,287		920,646		$5.63
Select Shares	$4,464,751		787,868		$5.67
Institutional Shares	$110,872,913		19,502,876		$5.68

See financial notes    23

Laudus Mondrian International Equity Fund
Statement of
Operations
For the period April 1, 2015 through March 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $285,269)		$3,630,551
Expenses
Investment adviser fees		796,334
Transfer agent fees		85,580
Professional fees		68,109
Custodian fees		52,240
Registration fees		38,117
Accounting and administration fees		32,036
Shareholder reports		17,390
Independent trustees' fees		12,100
Distribution and shareholder services fees (Investor Shares)		11,645
Proxy fees		4,367
Interest expense		503
Recouped sub-accounting and sub-transfer agent fees (Select Shares)		78
Sub-accounting and sub-transfer agent fees:
Investor Shares		4,910
Select Shares		5,140
Other expenses	+	14,526
Total expenses		1,143,075
Expense reduction by adviser	–	159,857
Net expenses	–	983,218
Net investment income		2,647,333
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,142,222)
Net realized losses on foreign currency transactions	+	(87,825)
Net realized losses		(1,230,047)
Net change in unrealized appreciation (depreciation) on investments		(8,533,319)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	9,786
Net change in unrealized appreciation (depreciation)	+	(8,523,533)
Net realized and unrealized losses		(9,753,580)
Decrease in net assets resulting from operations		($7,106,247)
24    See financial notes

Laudus Mondrian International Equity Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	4/1/15-3/31/16		4/1/14-3/31/15
Net investment income		$2,647,333	$3,817,412
Net realized gains (losses)		(1,230,047)	15,839,103
Net change in unrealized appreciation (depreciation)	+	(8,523,533)	(19,382,832)
Increase (decrease) in net assets from operations		(7,106,247)	273,683
Distributions to Shareholders
Distributions from net investment income
Investor Shares		(110,750)	(228,950)
Select Shares		(96,876)	(237,028)
Institutional Shares	+	(2,254,767)	(6,208,099)
Total distributions from net investment income		(2,462,393)	(6,674,077)
Distributions from net realized gains
Investor Shares		(181,863)	(332,869)
Select Shares		(148,581)	(343,793)
Institutional Shares	+	(3,300,543)	(8,947,584)
Total distributions from net realized gains		(3,630,987)	(9,624,246)
Total distributions		($6,093,380)	($16,298,323)

Transactions in Fund Shares
		4/1/15-3/31/16		4/1/14-3/31/15
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		543,636	$3,390,344	415,068	$3,051,107
Select Shares		890,456	5,274,509	331,340	2,479,377
Institutional Shares	+	8,502,777	50,178,920	4,084,739	31,936,081
Total shares sold		9,936,869	$58,843,773	4,831,147	$37,466,565
Issued in connection with merger
Institutional Shares		—	—	4,414,647	28,253,737
Total shares issued in connection with merger		—	$—	4,414,647	$28,253,737
Shares Reinvested
Investor Shares		49,697	$276,317	86,483	$521,494
Select Shares		42,104	234,938	77,093	466,412
Institutional Shares	+	849,088	4,754,894	1,338,949	8,127,419
Total shares reinvested		940,889	$5,266,149	1,502,525	$9,115,325
Shares Redeemed
Investor Shares		(213,159)	($1,280,378)	(96,337)	($716,832)
Select Shares		(604,700)	(3,413,755)	(202,963)	(1,634,227)
Institutional Shares	+	(3,996,629)	(24,139,801)	(14,126,383)	(123,799,839)
Total shares redeemed		(4,814,488)	($28,833,934)	(14,425,683)	($126,150,898)
Net transactions in fund shares		6,063,270	$35,275,988	(3,677,364)	($51,315,271)
Shares Outstanding and Net Assets
		4/1/15-3/31/16		4/1/14-3/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		15,148,120	$98,448,590	18,825,484	$165,788,501
Total increase or decrease	+	6,063,270	22,076,361	(3,677,364)	(67,339,911)
End of period		21,211,390	$120,524,951	15,148,120	$98,448,590
Net investment income not yet distributed			$333,662		$238,502
See financial notes    25

Laudus Mondrian Emerging Markets Fund
Financial Statements
Financial Highlights
Investor Shares	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12
Per-Share Data
Net asset value at beginning of period	$8.18	$8.69	$9.84	$9.48	$9.67
Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.14	0.11	0.12	0.16
Net realized and unrealized gains (losses)	(1.19)	(0.45)	(1.18)	0.42	(0.20)
Total from investment operations	(1.08)	(0.31)	(1.07)	0.54	(0.04)
Less distributions:
Distributions from net investment income	(0.06)	(0.20)	(0.08)	(0.18)	(0.08)
Distributions from net realized gains	—	—	(0.00) [2]	—	(0.07)
Total distributions	(0.06)	(0.20)	(0.08)	(0.18)	(0.15)
Net asset value at end of period	$7.04	$8.18	$8.69	$9.84	$9.48
Total return	(13.21%)	(3.46%)	(10.89%)	5.79%	(0.19%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.59%	1.71% [3]	1.80%	1.80%	1.80%
Gross operating expenses	1.61%	1.77%	1.86%	1.89%	1.90%
Net investment income (loss)	1.48%	1.56%	1.25%	1.33%	1.74%
Portfolio turnover rate	28%	30% [4]	69%	59%	43%
Net assets, end of period (x 1,000)	$3,299	$5,426	$7,499	$11,716	$9,639

Select Shares	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12
Per-Share Data
Net asset value at beginning of period	$8.18	$8.70	$9.85	$9.49	$9.68
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.17	0.13	0.12	0.18
Net realized and unrealized gains (losses)	(1.19)	(0.46)	(1.17)	0.45	(0.19)
Total from investment operations	(1.06)	(0.29)	(1.04)	0.57	(0.01)
Less distributions:
Distributions from net investment income	(0.08)	(0.23)	(0.11)	(0.21)	(0.11)
Distributions from net realized gains	—	—	(0.00) [2]	—	(0.07)
Total distributions	(0.08)	(0.23)	(0.11)	(0.21)	(0.18)
Net asset value at end of period	$7.04	$8.18	$8.70	$9.85	$9.49
Total return	(12.88%)	(3.26%)	(10.57%)	6.15%	0.15%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.29%	1.45% [3]	1.52%	1.52%	1.52%
Gross operating expenses	1.30%	1.51%	1.59%	1.66%	1.66%
Net investment income (loss)	1.82%	1.92%	1.47%	1.24%	1.94%
Portfolio turnover rate	28%	30% [4]	69%	59%	43%
Net assets, end of period (x 1,000)	$5,888	$10,446	$15,849	$18,340	$5,993
1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio.
4
Portfolio turnover excludes the impact of investment activity from a merger with another fund. See financial note 12 for additional information.
26    See financial notes

Laudus Mondrian Emerging Markets Fund
Financial Highlights continued
Institutional Shares	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12
Per-Share Data
Net asset value at beginning of period	$8.18	$8.69	$9.85	$9.49	$9.68
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.12	0.14	0.16	0.19
Net realized and unrealized gains (losses)	(1.20)	(0.39)	(1.19)	0.42	(0.19)
Total from investment operations	(1.06)	(0.27)	(1.05)	0.58	—
Less distributions:
Distributions from net investment income	(0.09)	(0.24)	(0.11)	(0.22)	(0.12)
Distributions from net realized gains	—	—	(0.00) [2]	—	(0.07)
Total distributions	(0.09)	(0.24)	(0.11)	(0.22)	(0.19)
Net asset value at end of period	$7.03	$8.18	$8.69	$9.85	$9.49
Total return	(12.87%)	(3.03%)	(10.62%)	6.21%	0.23%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.20%	1.29% [3]	1.45%	1.45%	1.45%
Gross operating expenses	1.21%	1.31%	1.52%	1.49%	1.50%
Net investment income (loss)	1.87%	1.42%	1.55%	1.70%	2.07%
Portfolio turnover rate	28%	30% [4]	69%	59%	43%
Net assets, end of period (x 1,000)	$406,462	$559,347	$121,795	$141,536	$148,187

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Effective October 1, 2014, the annual operating expense was reduced. The ratio presented for period ended 3/31/15 is a blended ratio.
4
Portfolio turnover excludes the impact of investment activity from a merger with another fund. See financial note 12 for additional information.
See financial notes    27

Laudus Mondrian Emerging Markets Fund
Portfolio Holdings  as of March 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
98.3%	Common Stock	457,644,074	408,511,849
98.3%	Total Investments	457,644,074	408,511,849
1.7%	Other Assets and Liabilities, Net		7,137,382
100.0%	Net Assets		415,649,231

Security	Number of Shares	Value ($)
Common Stock 98.3% of net assets
Brazil 4.4%
Software & Services 1.2%
Cielo S.A.	514,692	5,005,710
Transportation 2.3%
CCR S.A.	2,332,300	9,100,488
EcoRodovias Infraestrutura e Logistica S.A.	304,400	507,947
		9,608,435
Utilities 0.9%
CPFL Energia S.A. ADR *	320,153	3,486,466
		18,100,611
China 15.5%
Capital Goods 2.0%
Beijing Enterprises Holdings Ltd.	1,543,000	8,449,797
Consumer Durables & Apparel 1.1%
Belle International Holdings Ltd.	8,058,848	4,671,589
Food, Beverage & Tobacco 2.8%
Want Want China Holdings Ltd.	9,402,000	6,971,660
WH Group Ltd. *(a)	6,332,000	4,579,370
		11,551,030
Household & Personal Products 2.7%
Hengan International Group Co., Ltd.	1,302,000	11,340,237
Telecommunication Services 3.5%
China Mobile Ltd.	1,308,500	14,491,590
Utilities 3.4%
China Resources Power Holdings Co., Ltd.	7,411,291	13,854,990
		64,359,233
Security	Number of Shares	Value ($)
Hong Kong 1.4%
Consumer Services 1.4%
Sands China Ltd.	1,473,200	6,014,203
India 11.7%
Automobiles & Components 2.7%
Bajaj Auto Ltd.	307,235	11,163,745
Banks 3.8%
Axis Bank Ltd.	1,002,899	6,724,388
Housing Development Finance Corp., Ltd.	554,869	9,259,155
		15,983,543
Capital Goods 1.2%
Larsen & Toubro Ltd.	278,650	5,118,812
Energy 2.0%
Cairn India Ltd.	3,490,105	8,104,509
Software & Services 2.0%
Infosys Ltd.	259,920	4,775,617
Infosys Ltd. ADR	188,200	3,579,564
		8,355,181
		48,725,790
Indonesia 3.3%
Banks 3.0%
PT Bank Mandiri (Persero) Tbk	6,845,700	5,315,087
PT Bank Rakyat Indonesia (Persero) Tbk	8,540,800	7,349,747
		12,664,834
Utilities 0.3%
PT Perusahaan Gas Negara (Persero) Tbk	6,092,200	1,200,845
		13,865,679
Kazakhstan 0.8%
Energy 0.8%
KazMunaiGas Exploration Production JSC GDR	429,659	3,200,960
Malaysia 6.8%
Banks 2.6%
AMMB Holdings Berhad	9,334,600	11,003,980
Consumer Services 1.9%
Genting Malaysia Berhad	6,667,900	7,757,498
Utilities 2.3%
Tenaga Nasional Berhad	2,649,700	9,466,239
		28,227,717
Mexico 5.4%
Banks 1.5%
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B ADR	703,873	6,355,973
Real Estate 3.9%
Fibra Uno Administracion S.A. de C.V.	6,927,800	16,103,376
		22,459,349

28    See financial notes

Laudus Mondrian Emerging Markets Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Peru 2.0%
Banks 2.0%
Credicorp Ltd.	62,581	8,198,737
Philippines 2.5%
Telecommunication Services 2.5%
Philippine Long Distance Telephone Co. ADR	243,473	10,544,816
Qatar 2.1%
Banks 2.1%
Qatar National Bank SAQ	228,130	8,818,827
Republic of Korea 10.3%
Automobiles & Components 3.0%
Hyundai Mobis Co., Ltd.	56,582	12,327,951
Technology Hardware & Equipment 4.0%
Samsung Electronics Co., Ltd.	14,629	16,788,335
Telecommunication Services 3.3%
SK Telecom Co., Ltd.	76,125	13,794,552
		42,910,838
Russia 1.6%
Energy 1.6%
Gazprom PAO ADR	1,523,130	6,564,690
South Africa 5.0%
Capital Goods 1.4%
The Bidvest Group Ltd.	222,725	5,620,701
Food, Beverage & Tobacco 0.9%
SABMiller plc	61,894	3,762,766
Real Estate 1.7%
Growthpoint Properties Ltd.	4,225,418	7,030,884
Telecommunication Services 1.0%
MTN Group Ltd.	473,241	4,321,822
		20,736,173
Taiwan 14.8%
Banks 2.6%
Mega Financial Holding Co., Ltd.	15,143,153	10,770,629
Semiconductors & Semiconductor Equipment 6.9%
MediaTek, Inc.	1,178,000	9,036,283
Taiwan Semiconductor Manufacturing Co., Ltd.	3,964,719	19,775,353
		28,811,636
Security	Number of Shares	Value ($)
Technology Hardware & Equipment 2.5%
Asustek Computer, Inc.	1,155,000	10,364,239
Telecommunication Services 2.8%
Taiwan Mobile Co., Ltd.	3,535,000	11,476,620
		61,423,124
Turkey 1.5%
Telecommunication Services 1.5%
Turk Telekomunikasyon A/S	2,668,268	6,325,474
United Arab Emirates 2.3%
Real Estate 2.3%
Emaar Malls Group PJSC *	12,016,405	9,415,460
United Kingdom 2.7%
Household & Personal Products 2.7%
Unilever plc	250,741	11,306,590
United States 4.2%
Consumer Services 2.2%
Yum! Brands, Inc.	108,888	8,912,483
Health Care Equipment & Services 2.0%
Abbott Laboratories	200,839	8,401,095
		17,313,578
Total Common Stock
(Cost $457,644,074)		408,511,849

End of Investments.

At 03/31/16, the tax basis cost of the fund's investments was $471,679,589 and the unrealized appreciation and depreciation were $17,792,978 and ($80,960,718), respectively, with a net unrealized depreciation of ($63,167,740).
At 03/31/16, the values of certain foreign securities held by the fund aggregating $318,549,544 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,579,370 or 1.1% of net assets.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt

See financial notes    29

Laudus Mondrian Emerging Markets Fund
Portfolio Holdings continued
The following is a summary of the inputs used to value the fund's investments as of March 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$—	$273,403,318	$—	$273,403,318
Brazil [1]	18,100,611	—	—	18,100,611
India [1]	—	40,370,609	—	40,370,609
Software & Services	3,579,564	4,775,617	—	8,355,181
Kazakhstan [1]	3,200,960	—	—	3,200,960
Mexico [1]	22,459,349	—	—	22,459,349
Peru [1]	8,198,737	—	—	8,198,737
Philippines [1]	10,544,816	—	—	10,544,816
Russia [1]	6,564,690	—	—	6,564,690
United States[1]	17,313,578	—	—	17,313,578
Total	$89,962,305	$318,549,544	$—	$408,511,849
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2016.
30    See financial notes

Laudus Mondrian Emerging Markets Fund
Statement of
Assets and Liabilities
As of March 31, 2016
Assets
Investments, at value (cost $457,644,074)		$408,511,849
Foreign currency, at value (cost $308,627)		311,061
Receivables:
Investments sold		16,190,285
Dividends		1,638,111
Fund shares sold		53,752
Interest		1,818
Prepaid expenses	+	26,721
Total assets		426,733,597
Liabilities
Payables:
Due to custodian		9,870,303
Fund shares redeemed		645,241
Foreign capital gains tax		275,794
Investment adviser fees		91,139
Distribution and shareholder services fees		676
Accrued expenses	+	201,213
Total liabilities		11,084,366
Net Assets
Total assets		426,733,597
Total liabilities	–	11,084,366
Net assets		$415,649,231
Net Assets by Source
Capital received from investors		557,385,252
Net investment income not yet distributed		846,178
Net realized capital losses		(93,233,104)
Net unrealized capital depreciation		(49,349,095)

Net Asset Value (NAV) by Shares Class
Share Class	Net Assets	÷	Shares Outstanding	=	NAV
Investor Shares	$3,299,347		468,524		$7.04
Select Shares	$5,888,052		836,348		$7.04
Institutional Shares	$406,461,832		57,813,867		$7.03

See financial notes    31

Laudus Mondrian Emerging Markets Fund
Statement of
Operations
For the period April 1, 2015 through March 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $1,655,045)		$14,449,016
Expenses
Investment adviser fees		4,704,190
Custodian fees		661,477
Transfer agent fees		82,041
Accounting and administration fees		71,999
Professional fees		62,249
Registration fees		31,014
Shareholder reports		23,565
Independent trustees' fees		18,702
Distribution and shareholder services fees (Investor Shares)		10,307
Proxy fees		5,088
Interest expense		845
Sub-accounting and sub-transfer agent fees:
Investor Shares		6,194
Select Shares		7,089
Other expenses	+	51,306
Total expenses		5,736,066
Expense reduction by adviser	–	54,880
Net expenses	–	5,681,186
Net investment income		8,767,830
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of ($1,022))		(65,076,257)
Net realized losses on foreign currency transactions	+	(251,664)
Net realized losses		(65,327,921)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gain tax of ($275,794))		(14,862,398)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	69,797
Net change in unrealized appreciation (depreciation)	+	(14,792,601)
Net realized and unrealized losses		(80,120,522)
Decrease in net assets resulting from operations		($71,352,692)
32    See financial notes

Laudus Mondrian Emerging Markets Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	4/1/15-3/31/16		4/1/14-3/31/15
Net investment income		$8,767,830	$3,085,384
Net realized losses		(65,327,921)	(1,794,237)
Net change in unrealized appreciation (depreciation)	+	(14,792,601)	(17,470,117)
Decrease in net assets from operations		(71,352,692)	(16,178,970)
Distributions to Shareholders
Distributions from net investment income
Investor Shares		(29,408)	(145,366)
Select Shares		(74,419)	(305,982)
Institutional Shares	+	(5,425,809)	(3,366,678)
Total distributions from net investment income		($5,529,636)	($3,818,026)

Transactions in Fund Shares
		4/1/15-3/31/16		4/1/14-3/31/15
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		65,801	$483,685	150,710	$1,325,782
Select Shares		107,904	822,947	251,274	2,223,309
Institutional Shares	+	8,572,939	59,514,635	10,345,888	89,219,542
Total shares sold		8,746,644	$60,821,267	10,747,872	$92,768,633
Issued in connection with merger
Institutional Shares		—	—	48,526,177	407,621,233
Total shares issued in connection with merger		—	$—	48,526,177	$407,621,233
Shares Reinvested
Investor Shares		4,485	$29,155	17,540	$138,570
Select Shares		11,320	73,468	30,056	237,443
Institutional Shares	+	811,531	5,258,720	386,789	3,051,761
Total shares reinvested		827,336	$5,361,343	434,385	$3,427,774
Shares Redeemed
Investor Shares		(265,059)	($1,924,472)	(368,166)	($3,218,784)
Select Shares		(559,375)	(4,050,008)	(827,132)	(7,477,651)
Institutional Shares	+	(19,963,395)	(142,895,727)	(4,881,768)	(43,048,584)
Total shares redeemed		(20,787,829)	($148,870,207)	(6,077,066)	($53,745,019)
Net transactions in fund shares		(11,213,849)	($82,687,597)	53,631,368	$450,072,621
Shares Outstanding and Net Assets
		4/1/15-3/31/16		4/1/14-3/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		70,332,588	$575,219,156	16,701,220	$145,143,531
Total increase or decrease	+	(11,213,849)	(159,569,925)	53,631,368	430,075,625
End of period		59,118,739	$415,649,231	70,332,588	$575,219,156
Net investment income not yet distributed/Distributions in excess of net investment income			$846,178		($2,141,374)
See financial notes    33

Laudus Mondrian International Government Fixed Income Fund
Financial Statements
Financial Highlights
	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12
Per-Share Data
Net asset value at beginning of period	$9.45	$10.89	$11.01	$11.61	$11.86
Income (loss) from investment operations:
Net investment income (loss)	0.11 [1]	0.15 [1]	0.16 [1]	0.15	0.20
Net realized and unrealized gains (losses)	0.56	(1.14)	(0.21)	(0.53)	0.09
Total from investment operations	0.67	(0.99)	(0.05)	(0.38)	0.29
Less distributions:
Distributions from net investment income	—	—	—	(0.15)	(0.46)
Distributions from net realized gains	(0.19)	(0.45)	(0.07)	(0.07)	(0.08)
Total distributions	(0.19)	(0.45)	(0.07)	(0.22)	(0.54)
Net asset value at end of period	$9.93	$9.45	$10.89	$11.01	$11.61
Total return	7.27%	(9.37%)	(0.49%)	(3.41%)	2.48%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.75%	0.74%	0.69%	0.69%	0.71%
Gross operating expenses	0.81%	0.76%	0.69%	0.69%	0.71%
Net investment income (loss)	1.21%	1.39%	1.48%	1.27%	1.51%
Portfolio turnover rate	31%	50%	52%	44%	68%
Net assets, end of period (x 1,000)	$119,938	$187,388	$652,647	$741,235	$881,405

1
Calculated based on the average shares outstanding during the period.
34    See financial notes

Laudus Mondrian International Government Fixed Income Fund
Portfolio Holdings  as of March 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
82.7%	Government Bonds	95,577,355	99,117,571
14.8%	Supranational	20,154,232	17,788,227
1.5%	Other Investment Company	1,839,733	1,839,733
99.0%	Total Investments	117,571,320	118,745,531
1.0%	Other Assets and Liabilities, Net		1,192,560
100.0%	Net Assets		119,938,091

Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Government Bonds 82.7% of net assets
Australia 2.0%
Australia Government Bond
6.00%, 02/15/17 (AUD)	500,000	396,488
4.50%, 04/15/20 (AUD)	500,000	420,898
3.25%, 04/21/25 (AUD)	1,000,000	816,899
4.75%, 04/21/27 (AUD)	800,000	742,750
		2,377,035
Austria 3.5%
Austria Government Bond
6.25%, 07/15/27 (EUR)	2,250,000	4,176,515
Canada 4.2%
Canada Government International Bond
3.50%, 01/13/20 (EUR)	2,040,000	2,650,522
Canadian Government Bond
1.25%, 02/01/18 (CAD)	3,000,000	2,339,735
		4,990,257
Finland 3.0%
Finland Government Bond
3.50%, 04/15/21 (EUR) (a)	2,680,000	3,618,789
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
France 4.8%
France Government Bond OAT
5.75%, 10/25/32 (EUR)	2,925,000	5,792,140
Japan 17.3%
Japan Government Ten Year Bond
1.70%, 09/20/16 (JPY)	299,950,000	2,687,448
1.10%, 06/20/20 (JPY)	243,500,000	2,284,259
0.60%, 03/20/24 (JPY)	95,000,000	895,068
Japan Government Thirty Year Bond
2.40%, 12/20/34 (JPY)	575,200,000	6,971,366
1.70%, 03/20/44 (JPY)	685,400,000	7,921,414
		20,759,555
Malaysia 5.2%
Malaysia Government Bond
3.65%, 10/31/19 (MYR)	4,650,000	1,203,768
4.05%, 09/30/21 (MYR)	9,000,000	2,354,517
4.18%, 07/15/24 (MYR)	10,100,000	2,644,825
		6,203,110
Mexico 4.7%
Mexico Government Bond
6.50%, 06/10/21 (MXN)	85,985,000	5,232,219
7.50%, 06/03/27 (MXN)	6,150,000	395,774
		5,627,993
Netherlands 4.7%
Netherlands Government Bond
5.50%, 01/15/28 (EUR)	3,123,490	5,627,078
New Zealand 4.5%
New Zealand Government Bond
6.00%, 12/15/17 (NZD)	2,250,000	1,659,766
5.00%, 03/15/19 (NZD)	479,000	359,010
5.50%, 04/15/23 (NZD)	4,150,000	3,416,019
		5,434,795
Poland 4.9%
Poland Government Bond
4.75%, 04/25/17 (PLN)	4,440,000	1,232,141
5.50%, 10/25/19 (PLN)	8,040,000	2,440,120
5.75%, 04/25/29 (PLN)	6,300,000	2,154,481
		5,826,742
Spain 10.2%
Spain Government Bond
1.40%, 01/31/20 (EUR)	4,317,000	5,127,664
1.60%, 04/30/25 (EUR) (a)	4,988,000	5,830,023
4.20%, 01/31/37 (EUR) (a)	863,000	1,282,373
		12,240,060

See financial notes    35

Laudus Mondrian International Government Fixed Income Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Sweden 4.8%
Sweden Government Bond
3.75%, 08/12/17 (SEK)	2,645,000	345,435
5.00%, 12/01/20 (SEK)	29,500,000	4,506,915
3.50%, 06/01/22 (SEK)	6,500,000	964,393
		5,816,743
United Kingdom 8.9%
United Kingdom Gilt
3.75%, 09/07/21 (GBP)	1,400,000	2,319,029
2.75%, 09/07/24 (GBP)	1,290,000	2,064,562
4.50%, 09/07/34 (GBP)	1,172,000	2,308,900
4.25%, 09/07/39 (GBP)	2,000,000	3,934,268
		10,626,759
Total Government Bonds
(Cost $95,577,355)		99,117,571

Supranational* 14.8% of net assets
Asian Development Bank
2.35%, 06/21/27 (JPY)	380,000,000	4,352,464
European Investment Bank
1.40%, 06/20/17 (JPY)	490,000,000	4,449,237
European Union Notes
2.75%, 06/03/16 (EUR)	2,940,000	3,362,818
Nordic Investment Bank
1.70%, 04/27/17 (JPY)	620,000,000	5,623,708
Total Supranational
(Cost $20,154,232)		17,788,227
Security	Number of Shares	Value ($)
Other Investment Company 1.5% of net assets
United States 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (b)	1,839,733	1,839,733
Total Other Investment Company
(Cost $1,839,733)		1,839,733

End of Investments.

At 03/31/16, the tax basis cost of the fund's investments was $118,643,569 and the unrealized appreciation and depreciation were $5,349,602 and ($5,247,640), respectively, with a net unrealized appreciation of $101,962.
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $10,731,185 or 8.9% of net assets.
(b)	The rate shown is the 7-day yield.

AUD —	Australian dollar
CAD —	Canadian dollar
EUR —	euro currency
GBP —	Great British pound
JPY —	Japanese yen
MXN —	Mexican peso
MYR —	Malaysian ringgit
NZD —	New Zealand dollar
PLN —	Polish zloty
SEK —	Swedish krona
USD —	U.S. dollar

36    See financial notes

Laudus Mondrian International Government Fixed Income Fund
Portfolio Holdings continued
In addition to the above, the fund held the following at 03/31/16:
Expiration Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation (Depreciation) ($)
Forward Foreign Currency Exchange Contracts
04/28/2016	State Street Bank & Trust Co.	JPY	103,799,500	USD	922,948	6,561
04/28/2016	State Street Bank & Trust Co.	JPY	89,544,000	USD	796,193	(4,362)
04/28/2016	State Street Bank & Trust Co.	JPY	76,041,500	USD	676,134	47,889
04/28/2016	State Street Bank & Trust Co.	JPY	606,611,000	USD	5,393,767	253,758
04/28/2016	State Street Bank & Trust Co.	JPY	87,678,000	USD	779,601	6,825
04/28/2016	State Street Bank & Trust Co.	NZD	582,500	USD	402,111	13,625
04/28/2016	State Street Bank & Trust Co.	USD	829,137	JPY	93,249,000	(2,430)
04/28/2016	State Street Bank & Trust Co.	USD	647,151	JPY	72,782,000	799
04/28/2016	State Street Bank & Trust Co.	USD	934,347	JPY	105,081,500	(21,175)
04/28/2016	State Street Bank & Trust Co.	USD	62,474	NZD	90,500	(2,148)
04/28/2016	State Street Bank & Trust Co.	USD	5,773,829	NZD	8,364,000	(367,966)
Net Unrealized Depreciation on Forward Foreign Currency Exchange Contracts						(68,624)

The following is a summary of the inputs used to value the fund's investments as of March 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government Bonds[1]	$—	$99,117,571	$—	$99,117,571
Supranational	—	17,788,227	—	17,788,227
Other Investment Company[1]	1,839,733	—	—	1,839,733
Total	$1,839,733	$116,905,798	$—	$118,745,531
Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	$329,457	$—	$329,457
Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	($398,081)	$—	($398,081)
[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2016.
See financial notes    37

Laudus Mondrian International Government Fixed Income Fund
Statement of
Assets and Liabilities
As of March 31, 2016
Assets
Investments, at value (cost $117,571,320)		$118,745,531
Foreign currency, at value (cost $46,211)		46,691
Receivables:
Interest		1,257,089
Fund shares sold		97,670
Unrealized appreciation on forward foreign currency exchange contracts		329,457
Prepaid expenses	+	11,362
Total assets		120,487,800
Liabilities
Payables:
Investment adviser fees		14,263
Fund shares redeemed		13,513
Unrealized depreciation on forward foreign currency exchange contracts		398,081
Accrued expenses	+	123,852
Total liabilities		549,709
Net Assets
Total assets		120,487,800
Total liabilities	–	549,709
Net assets		$119,938,091
Net Assets by Source
Capital received from investors		121,891,721
Net investment loss		(3,194,113)
Net realized capital gains		88,289
Net unrealized capital appreciation		1,152,194

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$119,938,091		12,078,185		$9.93

38    See financial notes

Laudus Mondrian International Government Fixed Income Fund
Statement of
Operations
For the period April 1, 2015 through March 31, 2016
Investment Income
Dividends		$892
Interest	+	2,843,482
Total investment income		2,844,374
Expenses
Investment adviser fees		868,258
Transfer agent fees		91,359
Professional fees		72,711
Custodian fees		53,221
Shareholder reports		24,024
Accounting and administration fees		19,754
Registration fees		13,920
Independent trustees' fees		13,077
Proxy fees		5,152
Interest expense		859
Other expenses	+	7,309
Total expenses		1,169,644
Expense reduction by adviser	–	78,310
Net expenses	–	1,091,334
Net investment income		1,753,040
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(11,863,973)
Net realized gains on foreign currency transactions	+	131,715
Net realized losses		(11,732,258)
Net change in unrealized appreciation (depreciation) on investments		17,516,354
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	419,209
Net change in unrealized appreciation (depreciation)	+	17,935,563
Net realized and unrealized gains		6,203,305
Increase in net assets resulting from operations		$7,956,345
See financial notes    39

Laudus Mondrian International Government Fixed Income Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	4/1/15-3/31/16		4/1/14-3/31/15
Net investment income		$1,753,040	$4,042,543
Net realized losses		(11,732,258)	(6,877,005)
Net change in unrealized appreciation (depreciation)	+	17,935,563	(16,732,227)
Increase (decrease) in net assets from operations		7,956,345	(19,566,689)
Distributions to Shareholders
Distributions from net realized gains		($2,596,705)	($10,072,652)

Transactions in Fund Shares
		4/1/15-3/31/16		4/1/14-3/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,097,487	$19,711,390	5,605,938	$58,248,799
Shares reinvested		203,273	1,843,682	583,662	5,859,964
Shares redeemed	+	(10,046,401)	(94,364,938)	(46,319,811)	(499,728,433)
Net transactions in fund shares		(7,745,641)	($72,809,866)	(40,130,211)	($435,619,670)
Shares Outstanding and Net Assets
		4/1/15-3/31/16		4/1/14-3/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		19,823,826	$187,388,317	59,954,037	$652,647,328
Total decrease	+	(7,745,641)	(67,450,226)	(40,130,211)	(465,259,011)
End of period		12,078,185	$119,938,091	19,823,826	$187,388,317
Net investment loss			($3,194,113)		($8,640,739)
40    See financial notes

Laudus Mondrian Global Government Fixed Income Fund
Financial Statements
Financial Highlights
	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14	7/10/12 [1]– 3/31/13
Per-Share Data
Net asset value at beginning of period	$8.71	$9.30	$9.61	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.19 [2]	0.17 [2]	0.13 [2]	0.11
Net realized and unrealized gains (losses)	0.26	(0.76)	(0.38)	(0.40)
Total from investment operations	0.45	(0.59)	(0.25)	(0.29)
Less distributions:
Distributions from net investment income	—	—	(0.03)	(0.09)
Distributions from net realized gains	—	—	(0.03)	(0.01)
Total distributions	—	—	(0.06)	(0.10)
Net asset value at end of period	$9.16	$8.71	$9.30	$9.61
Total return	5.17%	(6.34%)	(2.60%)	(2.95%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.86% [4]	0.85%	0.85%	0.22% [5],[6]
Gross operating expenses	2.24%	1.76%	1.74%	1.28% [5]
Net investment income (loss)	2.22%	1.80%	1.40%	1.56% [5]
Portfolio turnover rate	42%	62%	42%	73% [3]
Net assets, end of period (x 1,000)	$9,279	$13,394	$18,575	$29,074

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
The ratio of net operating expenses would have been 0.85% if certain non-routine expenses had not been incurred.
5
Annualized.
6
Effective July 11, 2012 through January 10, 2013, the net operating expense limitation was 0.00%. The ratio presented for the period ended 3/31/13 is a blended ratio.
See financial notes    41

Laudus Mondrian Global Government Fixed Income Fund
Portfolio Holdings  as of March 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15-20 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.
For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.
Holdings by Category		Cost ($)	Value ($)
68.4%	Government Bonds	6,578,139	6,347,448
27.9%	U.S. Government Securities	2,504,190	2,587,935
1.9%	Other Investment Company	176,441	176,441
1.3%	Short-Term Investments	123,224	123,226
99.5%	Total Investments	9,381,994	9,235,050
0.5%	Other Assets and Liabilities, Net		43,879
100.0%	Net Assets		9,278,929

Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Government Bonds 68.4% of net assets
Brazil 5.8%
Brazil Notas do Tesouro Nacional
10.00%, 01/01/17 (BRL)	430,000	119,774
10.00%, 01/01/21 (BRL)	400,000	97,751
10.00%, 01/01/23 (BRL)	750,000	177,354
10.00%, 01/01/25 (BRL)	650,000	143,862
		538,741
Colombia 2.5%
Colombia Government International Bond
7.75%, 04/14/21 (COP)	107,000,000	36,381
Colombian TES
5.00%, 11/21/18 (COP)	168,000,000	53,507
10.00%, 07/24/24 (COP)	140,000,000	52,457
6.00%, 04/28/28 (COP)	340,000,000	94,158
		236,503
France 2.7%
France Government Bond OAT
0.00%, 05/25/20 (EUR) (c)	152,100	174,841
3.00%, 04/25/22 (EUR)	13,100	17,687
0.50%, 05/25/25 (EUR)	47,000	54,317
		246,845
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Indonesia 1.6%
Indonesia Treasury Bond
5.63%, 05/15/23 (IDR)	900,000,000	60,010
8.38%, 03/15/24 (IDR)	310,000,000	24,293
8.38%, 03/15/34 (IDR)	800,000,000	61,235
		145,538
Japan 13.4%
Japan Government Ten Year Bond
1.70%, 03/20/17 (JPY)	16,400,000	148,274
1.40%, 03/20/18 (JPY)	11,450,000	104,956
0.80%, 09/20/20 (JPY)	34,400,000	319,428
0.60%, 03/20/24 (JPY)	35,600,000	335,415
Japan Government Thirty Year Bond
1.70%, 03/20/44 (JPY)	28,700,000	331,696
		1,239,769
Malaysia 6.3%
Malaysia Government Bond
3.31%, 10/31/17 (MYR)	590,000	152,443
4.24%, 02/07/18 (MYR)	30,000	7,854
3.76%, 03/15/19 (MYR)	277,000	72,048
3.42%, 08/15/22 (MYR)	200,000	50,545
3.80%, 09/30/22 (MYR)	100,000	25,772
4.18%, 07/15/24 (MYR)	432,000	113,125
3.96%, 09/15/25 (MYR)	500,000	129,567
3.84%, 04/15/33 (MYR)	130,000	31,276
		582,630
Mexico 7.2%
Mexico Government Bond
4.75%, 06/14/18 (MXN)	500,000	29,117
6.50%, 06/10/21 (MXN)	4,004,000	243,645
8.00%, 12/07/23 (MXN)	2,850,000	187,920
7.50%, 06/03/27 (MXN)	1,120,000	72,076
10.00%, 11/20/36 (MXN)	1,645,000	131,737
		664,495
New Zealand 2.9%
New Zealand Government Bond
6.00%, 12/15/17 (NZD)	99,000	73,030
5.50%, 04/15/23 (NZD)	243,000	200,022
		273,052
Peru 1.5%
Peru Government Bond
7.84%, 08/12/20 (PEN)	169,000	54,814
6.95%, 08/12/31 (PEN)	50,000	14,709
6.90%, 08/12/37 (PEN)	230,000	65,967
		135,490
Poland 4.8%
Poland Government Bond
4.75%, 04/25/17 (PLN)	536,000	148,745
5.25%, 10/25/20 (PLN)	260,000	79,717

42    See financial notes

Laudus Mondrian Global Government Fixed Income Fund
Portfolio Holdings continued
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
5.75%, 09/23/22 (PLN)	422,000	136,236
5.75%, 04/25/29 (PLN)	230,000	78,656
		443,354
Singapore 2.2%
Singapore Government Bond
2.00%, 07/01/20 (SGD)	67,000	51,501
2.38%, 06/01/25 (SGD)	202,000	156,925
		208,426
South Africa 3.6%
South Africa Government Bond
7.25%, 01/15/20 (ZAR)	1,100,000	71,426
10.50%, 12/21/26 (ZAR)	1,500,000	111,109
6.25%, 03/31/36 (ZAR)	3,310,000	156,432
		338,967
Spain 5.3%
Spain Government Bond
5.85%, 01/31/22 (EUR) (a)	142,000	210,124
1.60%, 04/30/25 (EUR) (a)	142,000	165,971
4.20%, 01/31/37 (EUR) (a)	77,000	114,418
		490,513
Turkey 2.1%
Turkey Government Bond
6.30%, 02/14/18 (TRY)	60,000	20,128
10.50%, 01/15/20 (TRY)	230,000	84,195
7.10%, 03/08/23 (TRY)	161,000	49,852
8.00%, 03/12/25 (TRY)	130,000	41,556
		195,731
United Kingdom 6.5%
United Kingdom Gilt
2.75%, 09/07/24 (GBP)	52,000	83,223
4.25%, 12/07/27 (GBP)	146,050	269,049
4.50%, 09/07/34 (GBP)	129,500	255,122
		607,394
Total Government Bonds
(Cost $6,578,139)		6,347,448

U.S. Government Securities 27.9% of net assets
United States 27.9%
U.S. Treasury Bond
3.38%, 05/15/44 (USD)	335,000	388,443
U.S. Treasury Notes
1.25%, 04/30/19 (USD)	30,000	30,327
3.63%, 08/15/19 (USD)	495,000	538,815
1.00%, 08/31/19 (USD)	192,000	192,307
2.13%, 08/31/20 (USD)	187,000	194,706
3.63%, 02/15/21 (USD)	614,300	683,877
2.13%, 08/15/21 (USD)	167,400	174,384
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
2.50%, 08/15/23 (USD)	208,000	221,699
2.50%, 05/15/24 (USD)	153,600	163,377
Total U.S. Government Securities
(Cost $2,504,190)		2,587,935
Security	Number of Shares	Value ($)
Other Investment Company 1.9% of net assets
United States 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (b)	176,441	176,441
Total Other Investment Company
(Cost $176,441)		176,441
Security Rate, Maturity Date	Face Amount (local currency)	Value ($)
Short-Term Investments 1.3% of net assets
United States 1.3%
U.S. Treasury Bills
(0.10%), 06/30/16 (USD) (d)	55,000	55,028
(0.62%), 09/30/16 (USD) (d)	68,000	68,198
Total Short-Term Investments
(Cost $123,224)		123,226

End of Investments.

At 03/31/16, the tax basis cost of the fund's investments was $9,536,875 and the unrealized appreciation and depreciation were $343,642 and ($645,467), respectively, with a net unrealized depreciation of ($301,825).
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $490,513 or 5.3% of net assets.
(b)	The rate shown is the 7-day yield.
(c)	Zero Coupon Bond.
(d)	The rate shown is the purchase yield.

See financial notes    43

Laudus Mondrian Global Government Fixed Income Fund
Portfolio Holdings continued
BRL —	Brazilian real
CAD —	Canadian Dollar
CLP —	Chilean Peso
COP —	Colombian Peso
EUR —	euro currency
GBP —	Great British pound
IDR —	Indonesian rupiah
INR —	Indian rupee
JPY —	Japanese yen
MXN —	Mexican peso
MYR —	Malaysian ringgit
NZD —	New Zealand dollar
PEN —	Peruvian nuevo sol
PLN —	Polish zloty
SEK —	Swedish krona
SGD —	Singapore dollar
TRY —	Turkish lira
USD —	U.S. dollar
ZAR —	South African rand
In addition to the above, the fund held the following at 03/31/16:
Expiration Date	Counterparty	Currency to be Received	Amount of Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Unrealized Appreciation (Depreciation) ($)
Forward Foreign Currency Exchange Contracts
04/28/2016	State Street Bank & Trust Co.	CAD	220,500	USD	169,786	13,677
04/29/2016	Barclays Capital, Inc.	CLP	37,188,500	USD	55,390	1,611
04/28/2016	State Street Bank & Trust Co.	EUR	38,000	USD	43,271	1,874
04/28/2016	State Street Bank & Trust Co.	EUR	790,000	USD	899,588	38,687
04/29/2016	Barclays Capital, Inc.	INR	5,250,000	USD	78,915	2,535
04/28/2016	State Street Bank & Trust Co.	JPY	65,979,500	USD	586,666	27,601
04/28/2016	State Street Bank & Trust Co.	JPY	4,403,500	USD	39,154	41
04/28/2016	State Street Bank & Trust Co.	NZD	111,000	USD	76,626	907
04/28/2016	State Street Bank & Trust Co.	SEK	3,987,000	USD	491,532	22,488
04/29/2016	Barclays Capital, Inc.	USD	8,133	CLP	5,460,500	(37)
04/28/2016	State Street Bank & Trust Co.	USD	177,071	EUR	155,500	(742)
04/29/2016	JPMorgan Chase Bank	USD	8,876	INR	590,500	(55)
04/28/2016	State Street Bank & Trust Co.	USD	51,869	JPY	5,833,500	(47)
04/28/2016	State Street Bank & Trust Co.	USD	50,393	JPY	5,667,500	62
04/28/2016	State Street Bank & Trust Co.	USD	346,195	NZD	501,500	(22,063)
04/28/2016	State Street Bank & Trust Co.	USD	3,452	NZD	5,000	(119)
04/28/2016	State Street Bank & Trust Co.	USD	82,970	SEK	673,000	(643)
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						85,777

44    See financial notes

Laudus Mondrian Global Government Fixed Income Fund
Portfolio Holdings continued
The following is a summary of the inputs used to value the fund's investments as of March 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government Bonds[1]	$—	$6,347,448	$—	$6,347,448
U.S. Government Securities[1]	—	2,587,935	—	2,587,935
Other Investment Company[1]	176,441	—	—	176,441
Short-Term Investments[1]	—	123,226	—	123,226
Total	$176,441	$9,058,609	$—	$9,235,050
Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	$109,483	$—	$109,483
Liabilities Valuation Input

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	($23,706)	$—	($23,706)
[1]	As categorized in Portfolio Holdings.
[2]	Forward foreign currency exchange contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2016.
See financial notes    45

Laudus Mondrian Global Government Fixed Income Fund
Statement of
Assets and Liabilities
As of March 31, 2016
Assets
Investments, at value (cost $9,381,994)		$9,235,050
Foreign currency, at value (cost $15,415)		15,624
Receivables:
Interest		96,742
Due from investment adviser		2,651
Fund shares sold		100
Unrealized appreciation on forward foreign currency exchange contracts		109,483
Prepaid expenses	+	5,766
Total assets		9,465,416
Liabilities
Payables:
Investments bought		68,212
Foreign capital gains tax		735
Unrealized depreciation on forward foreign currency exchange contracts		23,706
Accrued expenses and other liabilities	+	93,834
Total liabilities		186,487
Net Assets
Total assets		9,465,416
Total liabilities	–	186,487
Net assets		$9,278,929
Net Assets by Source
Capital received from investors		10,112,584
Net investment loss		(700,150)
Net realized capital losses		(74,683)
Net unrealized capital depreciation		(58,822)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$9,278,929		1,013,182		$9.16

46    See financial notes

Laudus Mondrian Global Government Fixed Income Fund
Statement of
Operations
For the period April 1, 2015 through March 31, 2016
Investment Income
Dividends		$94
Interest (net of foreign withholding taxes of $3,006)	+	359,342
Total investment income		359,436
Expenses
Investment adviser fees		79,275
Professional fees		63,793
Accounting and administration fees		24,135
Transfer agent fees		21,775
Shareholder reports		16,548
Custodian fees		16,059
Sub-accounting and sub-transfer agent fees		11,422
Registration fees		11,113
Independent trustees' fees		10,536
Proxy fees		1,442
Other expenses	+	5,364
Total expenses		261,462
Expense reduction by adviser	–	160,921
Net expenses	–	100,541
Net investment income		258,895
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gain tax paid of $255)		(1,112,880)
Net realized losses on foreign currency transactions	+	(27,996)
Net realized losses		(1,140,876)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gain tax of $532)		1,126,401
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	197,248
Net change in unrealized appreciation (depreciation)	+	1,323,649
Net realized and unrealized gains		182,773
Increase in net assets resulting from operations		$441,668
See financial notes    47

Laudus Mondrian Global Government Fixed Income Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	4/1/15-3/31/16		4/1/14-3/31/15
Net investment income		$258,895	$295,146
Net realized losses		(1,140,876)	(1,180,103)
Net change in unrealized appreciation (depreciation)	+	1,323,649	(98,945)
Increase (decrease) in net assets from operations		441,668	(983,902)

Transactions in Fund Shares
		4/1/15-3/31/16		4/1/14-3/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,458	$92,078	68,075	$617,461
Shares redeemed	+	(535,829)	(4,648,880)	(526,298)	(4,814,778)
Net transactions in fund shares		(525,371)	($4,556,802)	(458,223)	($4,197,317)
Shares Outstanding and Net Assets
		4/1/15-3/31/16		4/1/14-3/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,538,553	$13,394,063	1,996,776	$18,575,282
Total decrease	+	(525,371)	(4,115,134)	(458,223)	(5,181,219)
End of period		1,013,182	$9,278,929	1,538,553	$13,394,063
Net investment loss			($700,150)		($555,957)
48    See financial notes

Laudus Mondrian Funds
Financial Notes
1. Business Structure of the Funds:
Each of the funds in this report is a series of Laudus Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Laudus Mondrian Global Government Fixed Income Fund
Laudus U.S. Large Cap Growth Fund

Each fund in this report, with the exception of Laudus Mondrian International Government Fixed Income Fund and Laudus Mondrian Global Government Fixed Income Fund, which have one share class, offers three share classes: Investor Shares, Select Shares and Institutional Shares.
Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.
Shares are bought and sold (subject to a redemption fee, see financial note 10) at closing net asset value per share (NAV), which is the price for all outstanding shares of the funds.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a
49

Laudus Mondrian Funds
Financial Notes (continued)
2. Significant Accounting Policies (continued):
number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and ask quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Forward foreign currency exchange contracts (forwards): Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•  Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
50

Laudus Mondrian Funds
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•  Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of March 31, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium and accretes discounts to the security’s call date and price, rather than the maturity date and price. Dividends and
51

Laudus Mondrian Funds
Financial Notes (continued)
2. Significant Accounting Policies (continued):
distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as a receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year with the exception of Laudus Mondrian International Government Fixed Income Fund and Laudus Mondrian Global Government Fixed Income Fund which make distributions from net investment income, if any, quarterly.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2016, if any, are reflected in each fund's Statement of Assets and Liabilities.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
52

Laudus Mondrian Funds
Financial Notes (continued)
3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
•   Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Large-Cap Risk. A fund’s investments in large-cap stocks will reflect the risks associated with the large-cap segment of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments—mid- or small-cap stocks, for instance—the performance of the fund’s investments in large-cap securities will lag these investments.
•   Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair a fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Examples of derivatives are options, futures, options on futures, swaps and warrants. The Laudus Mondrian Global Government Fixed Income Fund may use non-deliverable forwards, which are cash-settled contracts on thinly traded or non-convertible foreign currencies.
•   Fixed Income Risk. Interest rates rise and fall over time, which will affect a fund’s yield and share price. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank's monetary policy or improving economic conditions may result in an increase in interest rates. A sharp rise in interest rates could cause a fund to lose value. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for a fund to sell its fixed income securities holdings at a time when the subadviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of a fund's fixed income securities holdings. The credit quality of a portfolio investment could also cause the fund’s share price to fall. A fund could lose money if the issuer of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or if a guarantor or counterparty of a portfolio investment fails to honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater risks than investment-grade securities.
53

Laudus Mondrian Funds
Financial Notes (continued)
3. Risk Factors (continued):
•   Management risk. As with all actively managed funds, a fund is subject to the risk that its sub-adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. Poor stock or bond selection or a focus on securities in a particular sector or region may cause a fund to underperform its benchmark or other funds with a similar investment objective.
•   Currency risk. As a result of a fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular currency or the fund’s account. The fund is subject to the risk of a principal’s failure, inability or refusal to perform with respect to such contracts.
•   Leverage risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•   Liquidity risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of a fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Investment Advisory Agreement (Advisory Agreement) between CSIM and the trust. Mondrian Investment Partners Limited (Mondrian), the funds’ sub-adviser, provides day-to-day portfolio management services to the funds, subject to the supervision of CSIM.
For its advisory services to the following funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund's average daily net assets described as follows:

Laudus Mondrian International Equity Fund	0.75%
Laudus Mondrian Emerging Markets Fund	1.00%
Laudus Mondrian International Government Fixed Income Fund	0.60%
Laudus Mondrian Global Government Fixed Income Fund	0.68%
CSIM (not the funds) pays a portion of the management fees it receives to Mondrian in return for its services.
CSIM has contractually agreed, until at least July 30, 2017, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund
Investor Shares	1.30%	1.60%
Select Shares	1.05%	1.35%
Institutional Shares	0.90%	1.20%
In addition to the funds listed above, CSIM has contractually agreed, until at least July 30, 2017 to limit the total annual fund operating expenses of the Laudus Mondrian International Government Fixed Income Fund and the Laudus Mondrian Global Government Fixed Income Fund to 0.75% and 0.85%, respectively.
54

Laudus Mondrian Funds
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the funds’ net expenses to exceed the limit (as stated in CSIM’s contractual undertaking) during the respective year.
For the period ended March 31, 2016, the Laudus Mondrian International Equity Fund repaid previously waived sub-accounting and sub-transfer agent fees in the amount of $454 for the Select Shares.
As of March 31, 2016, the balance of recoupable waivers and the respective years of expiration are as follows:
Expiration Date	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
March 31, 2017	$82,359	$53,246	$63,797	$149,778
March 31, 2018	160,233*	54,879**	78,310	160,921
Total	$242,592	$108,125	$142,107	$310,699
*	Includes sub-accounting and sub-transfer agent waivers of $166 for Investor Shares and $375 for Select Shares.
**	Includes sub-accounting and sub-transfer agent waivers of $494 for Investor Shares and $5 for Select Shares.
As of March 31, 2016, the Laudus Mondrian International Equity Fund, Laudus Mondrian Emerging Markets Fund and Laudus Mondrian Global Government Fixed Income Fund had recoupable waivers expire in the amount of $27,318, $108,442 and $202,019, respectively.
Certain accounts or CSIM affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund's shares. Redemptions by these shareholders of their holdings in a fund may impact the fund's liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund's brokerage costs. Please refer to note 3 for more information on liquidity risk. As of March 31, 2016, 2 shareholders of the Laudus Mondrian Global Government Fixed Income Fund each owned 20% and 8%, respectively, of the fund's outstanding shares.
5. Distribution and Shareholder Services:
The trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the funds are sold on a continuous basis by the trust’s distributor, ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the trustees have authorized the Laudus Mondrian International Equity Fund and Laudus Mondrian Emerging Markets Fund to reimburse, out of the Investor and Select Shares assets of the funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Shares an amount of up to 0.15% of the average daily net assets of that class on an annual basis. Further, the trustees have authorized the Laudus Mondrian Global Government Fixed Income Fund to reimburse, out of the assets of the fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis.
6. Board of Trustees:
The trust’s Board of Trustees oversees the general conduct of the trust and the funds.
At a Special Meeting of Shareholders on December 11, 2015, twelve individuals were elected to serve as trustees of all trusts constituting the Schwab Funds, Laudus Funds and Schwab ETFs effective January 1, 2016. The twelve individuals elected to the Board of Trustees consist of the former Schwab Funds and Laudus Funds trustees, the former Schwab ETFs trustees and three new nominees. The trustees believe that combining the composition of the Board of Trustees and adding the new nominees will further align oversight of the Schwab Funds, Laudus Funds and Schwab ETFs, among other benefits.
55

Laudus Mondrian Funds
Financial Notes (continued)
6. Board of Trustees (continued):
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.
Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continued to be adjusted by performance of the funds. As a result, the amount of the retirement benefits paid to certain independent trustees may have increased or decreased based on the performance of the funds. At a Board meeting held in December 2013, the Trustees voted to terminate the Trustees’ Retirement Plan. The payment to the sole remaining participant was paid out during the reporting period in accordance with the Retirement Plan.
7. Borrowing from Banks:
Prior to October 8, 2015, the funds had access to an uncommitted line of credit of $100 million with State Street. Effective October 8, 2015, the previous line of credit was terminated and the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), with State Street as agent, which matures on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from any of the lines of credit during the period.
The funds also has access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended March 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Laudus Mondrian International Equity Fund	$61,777,760	$30,731,636
Laudus Mondrian Emerging Markets Fund	129,851,348	195,346,740
Laudus Mondrian International Government Fixed Income Fund	44,112,890	108,537,238
Laudus Mondrian Global Government Fixed Income Fund	4,674,612*	8,795,779*
*	Includes purchases and sales/maturities of long-term U.S. Government securities of $341,255 and $2,278,803, respectively.
9. Derivatives:
The funds invested in forwards during the report period to hedge part of the funds' exposure to certain currencies. Refer to financial note 2(b) for the funds’ accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended March 31, 2016, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation (depreciation) were as follows:
	Forward Foreign Currency Exchange Contract Notional Amount	Net Unrealized Appreciation (Depreciation)
Laudus Mondrian International Equity Fund	$109,537	($41)
Laudus Mondrian Emerging Markets Fund	155,801	105
Laudus Mondrian International Government Fixed Income Fund	17,077,952	136,430
Laudus Mondrian Global Government Fixed Income Fund	2,993,303	23,453
56

Laudus Mondrian Funds
Financial Notes (continued)
9. Derivatives (continued):
The fair value of forwards held by the funds is presented as unrealized appreciation (depreciation) on forward foreign currency exchange contracts on the Statement of Assets and Liabilities as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Asset Derivatives	Fair Value
Forward Foreign Currency Exchange Contracts[1]	$—	$—	$329,457	$109,483
Liability Derivatives	Fair Value
Forward Foreign Currency Exchange Contracts[2]	$—	$—	$398,081	$23,706
[1]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[2]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
The effects of the forwards held by the funds in the Statement of Operations for the period ended March 31, 2016 were:
	Forward Foreign Currency Exchange Contracts
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Realized Gains (Losses)[1]	$28,827	($21,344)	$428,251	$22,316
Change in Unrealized Appreciation (Depreciation)[2]	$—	$—	$150,235	$187,677
[1]	Statement of Operations location: Net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on foreign currency translations.
The funds' forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (ISDA) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the funds and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the funds or the counterparty. The funds’ forwards which are reported gross in the Statement of Assets and Liabilities, are presented in the tables below. The following tables present the funds’ forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the funds for assets and pledged by the funds for liabilities as of March 31, 2016.
57

Laudus Mondrian Funds
Financial Notes (continued)
9. Derivatives (continued):
Laudus Mondrian International Government Fixed Income Fund
		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amounts(a)
State Street Bank & Trust Co.	$329,457	($329,457)	$—	$—
Total	$329,457	($329,457)	$—	$—
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amounts(b)
State Street Bank & Trust Co.	($398,081)	$329,457	$—	($68,624)
Total	($398,081)	$329,457	$—	($68,624)
Laudus Mondrian Global Government Fixed Income Fund
		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amounts(a)
Barclays Capital, Inc.	$4,146	($37)	$—	$4,109
State Street Bank & Trust Co.	105,337	(23,614)	—	81,723
Total	$109,483	($23,651)	$—	$85,832
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amounts(b)
Barclays Capital, Inc.	($37)	$37	$—	$—
JPMorgan Chase Bank	(55)	—	—	(55)
State Street Bank & Trust Co.	(23,614)	23,614	—	—
Total	($23,706)	$23,651	$—	($55)
[a]	Represents the net amount due from the counterparty in the event of default.
[b]	Represents the net amount due to the counterparty in the event of default.
10. Redemption Fee:
The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:
	Current Period (4/1/15-3/31/16)	Prior Period (4/1/14-3/31/15)
Laudus Mondrian International Equity Fund	$1,649	$1,887
Laudus Mondrian Emerging Markets Fund	54,245	284
Laudus Mondrian International Government Fixed Income Fund	2,422	23,361
Laudus Mondrian Global Government Fixed Income Fund	2	29
58

Laudus Mondrian Funds
Financial Notes (continued)
11. Federal Income Taxes:
As of March 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Undistributed ordinary income	$332,419	$1,723,771	$—	$—
Undistributed long-term capital gains	—	—	89,361	—
Unrealized appreciation on investments	11,212,702	17,792,978	5,349,602	343,642
Unrealized depreciation on investments	(6,592,985)	(80,960,718)	(5,247,640)	(645,467)
Other unrealized appreciation (depreciation)	(8,694)	(216,870)	46,607	2,345
Net unrealized appreciation (depreciation)	$4,611,023	($63,384,610)	$148,569	($299,480)
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2016, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
No expiration*	$—	$79,490,786	$—	$62,471
Total	$—	$79,490,786	$—	$62,471
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
The Laudus Mondrian Emerging Markets Fund had an ownership change as a result of the reorganization in Note 12 which subjects the fund to certain annual limitations under Internal Revenue Code Section 382 in regard to the availability of capital loss carryforwards to offset potential future capital gains.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2016, the funds had capital and late-year ordinary losses deferred and capital loss carryforwards expired as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Capital losses deferred	$891,382	$—	$—	$—
Late-year ordinary losses deferred	—	—	2,191,560	471,704
Capital losses expired	—	10,818	—	—
59

Laudus Mondrian Funds
Financial Notes (continued)
11. Federal Income Taxes (continued):
The tax-basis components of distributions paid during the current and prior fiscal years were:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Current period distributions
Ordinary income	$2,556,153	$5,529,636	$—	$—
Long-term capital gains	3,537,227	—	2,596,705	—
Return of capital	—	—	—	—
Prior period distributions
Ordinary income	$6,674,077	$3,818,026	$—	$—
Long-term capital gains	9,624,246	—	10,072,652	—
Return of capital	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2016, the funds made the following reclassifications:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian International Government Fixed Income Fund	Laudus Mondrian Global Government Fixed Income Fund
Capital shares	$—	($10,818)	($16,205,119)	($711,994)
Undistributed net investment income	(89,780)	(250,642)	3,693,586	(403,088)
Net realized capital gains (losses)	89,780	261,460	12,511,533	1,115,082
As of March 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the funds did not incur any interest or penalties.
12. Reorganization:
Under a plan of reorganization approved by the Board of Trustees, all of the assets and liabilities of the Laudus Mondrian Institutional International Equity Fund and the Laudus Mondrian Institutional Emerging Markets Fund, each a series of Laudus Institutional Trust, were transferred to the Institutional Class of the Laudus Mondrian International Equity Fund and the Laudus Mondrian Emerging Markets Fund, each a series of the trust, respectively. The reorganizations, which qualified as a tax-free exchange for federal income tax purposes, were completed at the close of business on February 6, 2015. The reorganizations were intended to achieve economies of scale on the funds, which have substantially the same investment objectives. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation/depreciation immediately before and after the reorganizations:
60

Laudus Mondrian Funds
Financial Notes (continued)
12. Reorganization (continued):
	Before Reorganization		After Reorganization
	Laudus Mondrian International Equity Fund	Laudus Mondrian Institutional International Equity Fund	Laudus Mondrian International Equity Fund
Shares:
Investor Shares	381,366	—	381,366
Select Shares	393,197	—	393,197
Institutional Shares	9,187,320	3,423,907	13,601,967
Net Assets:
Investor Shares	$2,421,149	—	$2,421,149
Select Shares	$2,507,548	—	$2,507,548
Institutional Shares	$58,760,401	$28,253,737	$87,014,138
Net Assets Value:
Investor Shares	$6.35	—	$6.35
Select Shares	$6.38	—	$6.38
Institutional Shares	$6.40	$8.25	$6.40
Net unrealized appreciation (depreciation)	$13,154,935	$2,977,165	$16,132,100
Market value of investments	$62,931,041	$27,476,348	$90,407,389
Cost of investments	$49,767,788	$24,498,048	$74,265,836

	Before Reorganization		After Reorganization
	Laudus Mondrian Emerging Markets Fund	Laudus Mondrian Institutional Emerging Markets Fund	Laudus Mondrian Emerging Markets Fund
Shares:
Investor Shares	679,482	—	679,482
Select Shares	1,280,655	—	1,280,655
Institutional Shares	15,962,866	50,218,046	64,489,042
Net Assets:
Investor Shares	$5,711,393	—	$5,711,393
Select Shares	$10,765,978	—	$10,765,978
Institutional Shares	$134,048,107	$407,621,233	$541,669,340
Net Assets Value:
Investor Shares	$8.41	—	$8.41
Select Shares	$8.41	—	$8.41
Institutional Shares	$8.40	$8.12	$8.40
Net unrealized appreciation (depreciation)	$6,910,189	($25,597,196)	($18,687,007)
Market value of investments	$150,728,589	$228,305,848	$379,034,437
Cost of investments	$143,818,226	$253,903,511	$397,721,737
61

Laudus Mondrian Funds
Financial Notes (continued)
12. Reorganization (continued):
Assuming the acquisition had been completed on April 1, 2014, the beginning of the fiscal year of Laudus Mondrian International Equity Fund and Laudus Mondrian Emerging Markets Fund, the funds' pro-forma results of operations for the period ended March 31, 2015, would have been as follows:
	Laudus Mondrian International Equity Fund	Laudus Mondrian Emerging Markets Fund
Net investment income	$4,491,139*	$9,482,939*
Net realized gains (losses) on investments	$16,492,718	($2,502,783)
Net unrealized appreciation (depreciation) on investments	($21,053,058)	($26,917,278)
Net decrease in net assets resulting from operations	($69,201)	($19,937,122)
* Amounts include $3,946 and ($403,281) of pro-forma adjusted expenses for Laudus Mondrian International Equity Fund and Laudus Mondrian Emerging Markets Fund, respectively.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Laudus Mondrian Institutional International Equity Fund and the Laudus Mondrian Institutional Emerging Markets Fund that have been included in Laudus Mondrian International Equity Fund and the Laudus Mondrian Emerging Markets Fund’s Statements of Operation, respectively, since February 7, 2015.
13. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
62

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Laudus Mondrian Global Government Fixed Income Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Laudus Mondrian International Equity Fund, Laudus Mondrian Emerging Markets Fund, Laudus Mondrian International Government Fixed Income Fund, and Laudus Mondrian Global Government Fixed Income Fund (four of the funds constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
May 16, 2016
63

Other Federal Tax Information (unaudited)
The funds elect to pass through under section 853(a) of the Internal Revenue Code foreign tax credit to its shareholders for the year ended March 31, 2016, and the respective foreign source income on the funds as follows:
	Foreign Tax Credit	Foreign Source Income
Laudus Mondrian International Equity Fund	$285,269	$3,914,889
Laudus Mondrian Emerging Markets Fund	1,655,045	15,850,314
Laudus Mondrian International Government Fixed Income Fund	—	—
Laudus Mondrian Global Government Fixed Income Fund	—	—
For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended March 31, 2016, qualify for the corporate dividends received deduction:
Percentage
Laudus Mondrian International Equity Fund	—
Laudus Mondrian Emerging Markets Fund	2.80
Laudus Mondrian International Government Fixed Income Fund	—
Laudus Mondrian Global Government Fixed Income Fund	—
For the fiscal year ended March 31, 2016, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amounts for use in preparing their 2016 income tax return.
Laudus Mondrian International Equity Fund	$2,840,765
Laudus Mondrian Emerging Markets Fund	5,416,747
Laudus Mondrian International Government Fixed Income Fund	—
Laudus Mondrian Global Government Fixed Income Fund	—
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended March 31, 2016:
Laudus Mondrian International Equity Fund	$3,537,227
Laudus Mondrian Emerging Markets Fund	—
Laudus Mondrian International Government Fixed Income Fund	2,596,705
Laudus Mondrian Global Government Fixed Income Fund	—
64

Shareholder Vote Results (Unaudited)
A Special Meeting of Shareholders of Laudus Trust (the “Trust”) was held on December 11, 2015, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Marie A. Chandoha, Joseph R. Martinetto, Robert W. Burns, John F. Cogan, Stephen T. Kochis, David L. Mahoney, Kiran M. Patel, Kimberly S. Patmore, Charles A. Ruffel, Gerald B. Smith, and Joseph H. Wender. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	158,509,146.213	2,314,766.201
Marie A. Chandoha	158,301,062.120	2,522,850.294
Joseph R. Martinetto	158,359,567.405	2,464,345.009
Robert W. Burns	158,459,868.358	2,364,044.056
John F. Cogan	157,288,403.618	3,535,508.796
Stephen T. Kochis	158,361,248.808	2,462,663.606
David L. Mahoney	158,332,878.318	2,491,034.096
Kiran M. Patel	158,240,340.310	2,583,572.104
Kimberly S. Patmore	158,343,039.162	2,480,873.252
Charles A. Ruffel	158,389,527.491	2,434,384.923
Gerald B. Smith	158,310,596.926	2,513,315.488
Joseph H. Wender	158,242,415.183	2,581,497.231
65

Trustees and Officers
The tables below give information about the trustees and officers of Laudus Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 96 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	96	Director, PS Business Parks, Inc. (2005 – 2012).
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	96	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	96	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	96	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	96	Director, KLA-Tencor Corporation (2008 – present)
66

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	96	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	96	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	96	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	96	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	96	Director, The Charles Schwab Corporation (2008 – present)
67

Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	96	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	96	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
68

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
69

Glossary
Bond is a security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Bond credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
Citigroup Custom Emerging Markets Government Bond Index is an index that measures the performance of the government bonds of those countries designated as Emerging Markets by the International Monetary Fund; excluding the Philippines.
Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least one year.
Citigroup World Government Bond Index is a market capitalization index that measures the total rate of return performance for the government bonds of 23 countries, including the U.S., with a remaining maturity of at least one year.
Dividend yield is an expression of a stock's market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.
Duration A measure of an individual bond’s sensitivity to interest rates. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
Weighted Average Duration A measure of the duration of all bonds in a fund’s portfolio, based on the market value weighted average duration of each bond in the portfolio.
Maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI EAFE® Value Index (Net) is a free float-adjusted market capitalization index that is designed to measure large and mid cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
Price to earnings ratio is the price of a stock divided by its historical earnings per share.
Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.
Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.
Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.
Weighted Average Market Cap  A measure of the size of the companies in which a fund invests, based upon the market value of a fund’s securities each weighted according to its percent of the portfolio.
Proxy Voting
A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.csimfunds.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 1-800-447-3332.
Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.csimfunds.com, or the Securities and Exchange Commission’s website at www.sec.gov.
70

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Laudus Funds® direct investors:    1-800-447-3332
© 2016 Laudus Funds. All rights reserved.
71

Notes

Notes

For More Information about the Funds:
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Shareholder Services
1.877.824.5615    Investment Professionals
1.800.447.3332    Individual Investors
www.csimfunds.com
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
MFR41684-08
00164376

Annual Report
March 31, 2016
Command Performance™

Laudus U.S. Large Cap Growth Fund
Adviser
Charles Schwab Investment Management, Inc.
Subadviser
BlackRock Investment Management, LLC

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.
The industry/sector classification of the fund’s portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Return for the 12 Months Ended March 31, 2016
Laudus U.S. Large Cap Growth Fund (Ticker Symbol: LGILX)	-2.50%
Russell 1000® Growth Index	2.52%
Performance Details	pages 6-7
All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s return would have been lower. This return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Please see prospectus for further detail and investor eligibility requirements.
2Laudus U.S. Large Cap Growth Fund

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.
Dear Shareholder,
The 12-month reporting period ended March 31, 2016, was an unusually challenging environment for many U.S. companies, as market volatility increased starting last summer, and carried over into 2016.
As the reporting period began, many investors were anticipating rising short-term interest rates and signs of strengthening in the U.S. economy. However, China unexpectedly devalued the yuan in August and the currency came under new selling pressure in January, prompting the Chinese government to suspend trading in its stock market twice, increasing global growth concerns among investors. Low rates and uncertain growth prospects resulted in cooling rate expectations in the U.S., causing many investors to move to less risky investments. Among these perceived “safer” investments were those from utilities and telecommunication services providers—sectors that traditionally pay relatively strong dividends—rather than the sectors and companies that have the potential to grow and benefit from an economy that is accelerating. In addition, oil and commodity prices declined markedly during the year, another factor that fueled volatility and impacted the performance of some large U.S. stocks. Those shifts weighed on the performance of the Laudus U.S. Large Cap Growth Fund, which aims to pick stocks that demonstrate potential to sustain growth. However, the fund’s long-term performance remained strong despite underperforming its benchmark in the most recent 12-month period.
BlackRock Investment Management, LLC (BlackRock), the subadviser for the fund, is a global asset management company that offers a disciplined approach to investing in large-cap U.S. stocks. In managing the Laudus U.S. Large Cap Growth Fund, BlackRock’s portfolio management team looks for stocks with business models that demonstrate the potential for high returns on invested capital, high free cash flow conversion of net income, and the opportunity to replicate their success globally—with an eye toward long-term results.
At Charles Schwab Investment Management, we partner with subadvisers such as BlackRock when we feel they complement our in-house capabilities and add value for our shareholders. We formed the Laudus Fund family more than a decade ago to provide shareholders with access to third party managers with strong investment processes. Those processes remain intact today, and we believe the Laudus U.S. Large Cap Growth Fund can be a part of a shareholder’s diversified portfolio.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Laudus U.S. Large Cap Growth Fund, please continue reading this report or visit our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

However, the fund’s long-term performance remained strong despite underperforming its benchmark in the most recent 12-month period.

Laudus U.S. Large Cap Growth Fund3

The Investment Environment
Over the 12-month reporting period ended March 31, 2016, market volatility continued. Concerns about the debt crisis in Greece and geopolitical tensions in Ukraine and Russia contributed to market fluctuations toward the beginning of the reporting period, while China’s decelerating economy negatively affected markets throughout the 12 months. Meanwhile, the Federal Reserve (the Fed) raised short-term interest rates for the first time in almost 10 years in December, global economic growth remained weak, and oil and commodity prices dropped significantly, only to stage a small rally toward the end of the reporting period. Reflecting these conditions, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 1.78% for the reporting period. In U.S. large-cap growth and value stocks, the Russell 1000® Growth Index returned 2.52% while the Russell 1000® Value Index returned -1.54%.
The Fed’s short-term interest rate policy was a driver of market volatility during the reporting period, especially in the second half of 2015. Despite several positive economic indicators in the U.S., including a strong labor market, the Fed left rates unchanged at its September meeting. The Fed’s inaction increased investor concerns about the effects of slowing global growth on the U.S., and sent stocks downward. The Fed again delayed increasing short-term interest rates at its October meeting, and it wasn’t until December that the Fed went ahead with the much-anticipated rate hike. At the last meeting of the year, the Fed raised the federal funds rate by 25 basis points (a basis point is one hundredth of one percent) to a range of 0.25% to 0.50%. Though inflation remained below the goal of 2%, the Fed cited strengthening economic indicators and expanding economic activity as support for this rate increase, and also noted that any subsequent increases to the federal funds rate would be measured and gradual. After this announcement, median projections from Fed officials suggested four short-term interest rate increases in 2016.
As the reporting period continued, however, the likelihood of future rate hikes decreased. U.S. stocks had one of the worst starts to a year, and concerns remained surrounding overall global economic growth, China’s decelerating economy, and the price of oil and commodities. During her semiannual congressional testimony in February, Fed Chair Janet Yellen was questioned about the possibility of negative short-term interest rates in the U.S. Though the Fed had just raised rates in December, Yellen acknowledged that negative rates were not out of the question if U.S. economic conditions worsened significantly. However, as market sentiment reversed course in March with many markets able to recover from the year’s negative start, sub-zero interest rates became less likely and the number of expected interest rate hikes in 2016 settled at two.
Outside the U.S., many central banks increased their accommodative policy measures to stimulate economic growth and combat threats of deflation. Short-term interest rates in some regions were cut to 0.00% or below, and several central banks, including the Bank of Japan and the European Central Bank, expanded their quantitative easing policies over the reporting period. Policy differences between the Fed and central banks outside the U.S. highlighted the ongoing divergence in central bank monetary measures, as well as the relative strength of the U.S. economy. Diverging monetary policies also contributed to increased volatility in both currencies and stocks, and supported an overall strong U.S. dollar.
Concerns about overall weakness in global economic growth continued, in part due to China’s economic slowdown. Currency devaluations in January and August resulted in heavy selloffs in Chinese shares, which also triggered heavy selling in other markets globally. These large outflows, combined with the lack of transparency into China’s economic data, added to investor uncertainty and increased doubts about the ability of the country’s central bank, the People’s Bank of China, to effectively implement monetary policy and stimulate economic growth.
Sharply declining oil and commodity prices were a large contributor to market volatility during the reporting period. As overall demand for oil failed to keep pace with supply, excess reserves resulted across the globe, sending oil prices downward. Fears surrounding lessening demand in China, the second largest consumer of oil after the U.S., added to these declines. In December, the Organization of the Petroleum Exporting Countries (OPEC) decided to maintain current production levels despite excess supply, causing oil prices to drop even further. Prices rallied in February as discussions surrounding a production cap progressed between OPEC and non-members, though no decision was made by the end of the reporting period.
4Laudus U.S. Large Cap Growth Fund

The Investment Environment continued
Market volatility was also a factor in the performance of many individual sectors. Sharply falling oil and commodity prices weighed most heavily on the Energy sector, as fears that dropping prices would disrupt the high-yield corporate credit market contributed to the downward movement of many stocks in this sector. Many financial institutions were also negatively affected by these oil and commodity price fluctuations. Sharp price movements resulted in widening credit spreads, and also increased losses on many loans made to energy firms. The Health Care sector was another weak performer, as concerns of drug price regulation from Washington, D.C. dragged down the performance of biotech companies. On the opposite side of the spectrum, the Telecommunication Services and Consumer Staples sectors outperformed as these sectors are generally less susceptible to swings in investor sentiment and increased market volatility. Low energy prices were positive for many companies in the Consumer Staples sector, helping to lower overall costs, while increasing wireless demand and relatively high dividends helped drive the outperformance of the Telecommunication Services sector.
Though some markets saw signs of improvement toward the end of the reporting period, investor uncertainty and market volatility remained factors in negative overall performances for many U.S. stocks. Diverging monetary policies highlighted the differences between the strength of the U.S. economy and other economies around the world, while falling oil prices, China’s economic slowdown, and weak global economic growth contributed to a fluctuating market environment, where volatility and uncertainty have become the new normal.
All total returns assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Laudus U.S. Large Cap Growth Fund5

Laudus U.S. Large Cap Growth Fund
The Laudus U.S. Large Cap Growth Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of U.S. large-capitalization companies. For more information concerning the fund’s investment objective, strategies, and risks, please see the prospectus.
Market Highlights. U.S. stocks faced several headwinds over the reporting period, as China’s economy decelerated and oil and commodity prices fell significantly. The Federal Reserve raised short-term interest rates for the first time in almost 10 years in December 2015, while many other central banks outside the U.S. cut rates and increased other stimulative policy measures. In January 2016, U.S. stocks had one of the worst starts to a calendar year, in part due to increasing concerns over slowing global economic growth. Overall, large-cap stocks outperformed small-cap stocks, while growth stocks generally outperformed value stocks. From a sector perspective, stocks in the Consumer Staples and Telecommunication Services sectors were some of the better performers, while Energy and Health Care stocks underperformed by comparison.
Performance. The fund returned -2.50% for the 12-month reporting period ended March 31, 2016. For performance comparisons, the fund uses the Russell 1000 Growth Index (the index), which returned 2.52% for the same period.
Positioning and Strategies. Overall stock selection detracted from the fund’s performance relative to the index, though some decisions to overweight certain stocks and sectors positively contributed.
The fund’s position in Restoration Hardware Holdings, Inc. was among the largest detractors from the fund’s relative performance. Restoration Hardware Holdings, Inc. returned approximately -61%, as the luxury home furnishings retailer disappointed many investors after it failed to deliver operationally on a new product line, and broader market volatility caused many of its core high-end shoppers to reduce spending. (Please note the investment adviser sold this position prior to the end of the reporting period.) Contributing the most to the fund’s relative performance was the fund’s position in internet subscription service company Netflix, Inc. Global subscriber growth exceeded expectations early in the 12 months, and strong subscriber growth, both domestically and internationally, continued throughout the reporting period. As a result, the fund’s position in Netflix, Inc. returned approximately 72% for the reporting period.
Several selections within the Health Care sector, such as an overweight to biotechnology company United Therapeutics Corp., detracted from both the fund’s total return and return relative to the index. The fund’s position in United Therapeutics Corp. returned approximately -35% for the reporting period, as many investors moved away from growth and momentum stocks and into traditionally more stable investments in early 2016. Another detractor from the total return of the fund within the Health Care sector was Vertex Pharmaceuticals, Inc., another biotechnology company. In addition to the negative impacts of the market rotation away from perceived volatility, Vertex Pharmaceuticals, Inc. was also hurt by downward revised sales estimates for its new cystic fibrosis drug toward the end of the reporting period. As a result, the fund’s position in Vertex Pharmaceuticals, Inc. returned approximately -33%.
By comparison, several stock weightings contributed to the fund’s relative performance and to the total return of the fund, including an overweight to Facebook, Inc. The fund’s position in Facebook, Inc. returned approximately 39%, as the company demonstrated accelerating growth in its core platform, as well as progress in monetizing several of its supplemental products. Another positive contributor to relative performance was the fund’s overweight to Alphabet, Inc., Google, Inc.’s parent company. Alphabet, Inc. gained as Google, Inc. showed acceleration in owned and operated revenues, excluding the impact of foreign exchange. This, combined with year-over-year margin improvement, drove positive earnings revisions for Google, Inc., and as a result, the fund’s position in Alphabet, Inc. returned approximately 38% for the reporting period.
From a sector perspective, the fund’s Health Care sector holdings returned approximately -17% and detracted from the fund’s total return. By comparison, the stock selection and decision to underweight the Materials sector contributed positively to fund performance and to the total return of the fund. Within the fund, Materials sector stocks returned approximately 8%.
As of 03/31/16:
Fund Characteristics
Number of Securities	49
Weighted Average Market Cap (millions)	$179,988
Price/Earnings Ratio (P/E)	32.27
Price/Book Ratio (P/B)	4.41
Portfolio Turnover (One year trailing)	82%
Fund Overview
Fund
Minimum Initial Investment	$100
Inception Date	10/14/1997*
Ticker Symbol	LGILX
Cusip	51855Q549
NAV	$15.76
Management views and portfolio holdings may have changed since the report date.
*	Inception date is that of the fund’s predecessor fund, the Y Class of the UBS U.S. Large Cap Growth Fund.
6Laudus U.S. Large Cap Growth Fund

Laudus U.S. Large Cap Growth Fund
Performance and Fund Facts as of 03/31/16
Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.csimfunds.com.
March 31, 2006 – March 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns
Fund and Inception Date	1 Year	5 Years	10 Years
Laudus U.S. Large Cap Growth Fund (10/14/97)[1]	-2.50%	11.22%	8.96%
Russell 1000® Growth Index	2.52%	12.38%	8.28%
Fund Expense Ratio2: 0.77%

Sector Weightings % of Equities
Information Technology	39.4%
Consumer Discretionary	18.4%
Health Care	12.8%
Consumer Staples	8.7%
Financials	7.6%
Industrials	6.5%
Materials	3.5%
Energy	1.9%
Telecommunication Services	1.2%
Total	100.0%
Top Equity Holdings % of Net Assets3
Alphabet, Inc., Class A	7.9%
Facebook, Inc., Class A	6.7%
Amazon.com, Inc.	5.5%
Visa, Inc., Class A	5.0%
Apple, Inc.	4.6%
UnitedHealth Group, Inc.	3.5%
Berkshire Hathaway, Inc., Class B	3.5%
Anheuser-Busch InBev N.V. ADR	3.2%
Microsoft Corp.	3.2%
salesforce.com, Inc.	3.0%
Total	46.1%
Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of the fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized. Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.
For index definitions, please see the Glossary.
Portfolio holdings may have changed since the report date.
[1]	The Laudus U.S. Large Cap Growth Fund was launched on 7/13/09. The fund was formerly known as UBS U.S. Large Cap Growth Fund. The performance and returns prior to 7/13/09 reflects the returns of UBS U.S. Large Cap Growth Fund, Class Y Shares.
[2]	As stated in the prospectus. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[3]	This list is not a recommendation of any security by the investment adviser or subadviser.
Laudus U.S. Large Cap Growth Fund7

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2015 and held through March 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 10/1/15	Ending Account Value (Net of Expenses) at 3/31/16	Expenses Paid During Period[2] 10/1/15-3/31/16
Laudus U.S. Large Cap Growth Fund
Actual Return	0.74%	$1,000.00	$1,026.90	$3.75
Hypothetical 5% Return	0.74%	$1,000.00	$1,021.30	$ 3.74
[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 366 days of the fiscal year.
8Laudus U.S. Large Cap Growth Fund

Laudus U.S. Large Cap Growth Fund
Financial Statements
Financial Highlights
	4/1/15– 3/31/16	4/1/14– 3/31/15	4/1/13– 3/31/14	4/1/12– 3/31/13	4/1/11– 3/31/12
Per-Share Data
Net asset value at beginning of period	$17.22	$18.19	$15.58	$14.83	$13.36
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.01)	(0.02)	0.02	(0.02)
Net realized and unrealized gains (losses)	(0.37)	2.44	3.85	1.01	1.77
Total from investment operations	(0.38)	2.43	3.83	1.03	1.75
Less distributions:
Distributions from net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	(1.08)	(3.40)	(1.22)	(0.26)	(0.28)
Total distributions	(1.08)	(3.40)	(1.22)	(0.28)	(0.28)
Net asset value at end of period	$15.76	$17.22	$18.19	$15.58	$14.83
Total return	(2.50%)	14.99%	24.81%	7.09%	13.58%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.75%	0.77%	0.78% [2]	0.78%	0.78%
Gross operating expenses	0.75%	0.77%	0.78%	0.82%	0.88%
Net investment income (loss)	(0.04%)	(0.06%)	(0.12%)	0.13%	(0.17%)
Portfolio turnover rate	82%	102%	124%	76%	96%
Net assets, end of period (x 1,000)	$1,969,169	$2,171,783	$2,122,365	$1,695,291	$1,029,502

1
Calculated based on the average shares outstanding during the period.
2
The ratio of net operating expenses would have been 0.77%, if certain non-routine expenses had not been incurred.
See financial notes    9

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings  as of March 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 30 days after calendar quarters on the fund's website at www.csimfunds.com/laudusfunds_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.9%	Common Stock	1,693,425,524	1,967,447,712
99.9%	Total Investments	1,693,425,524	1,967,447,712
0.1%	Other Assets and Liabilities, Net		1,720,804
100.0%	Net Assets		1,969,168,516

Security	Number of Shares	Value ($)
Common Stock 99.9% of net assets
Capital Goods 3.4%
Acuity Brands, Inc.	105,757	23,069,832
Honeywell International, Inc.	176,152	19,737,832
TransDigm Group, Inc. *	108,025	23,802,228
		66,609,892
Consumer Durables & Apparel 2.0%
NIKE, Inc., Class B	635,919	39,089,941
Consumer Services 2.4%
Chipotle Mexican Grill, Inc. *	37,917	17,857,770
Domino's Pizza, Inc.	126,821	16,722,617
Starbucks Corp.	200,386	11,963,044
		46,543,431
Diversified Financials 6.2%
Berkshire Hathaway, Inc., Class B *	479,464	68,026,352
Moody's Corp.	107,317	10,362,529
Morgan Stanley	957,466	23,946,225
The Goldman Sachs Group, Inc.	129,567	20,339,428
		122,674,534
Energy 1.8%
Concho Resources, Inc. *	249,998	25,259,798
EOG Resources, Inc.	154,175	11,190,021
		36,449,819
Food & Staples Retailing 2.2%
Costco Wholesale Corp.	275,886	43,474,116
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 6.5%
Anheuser-Busch InBev N.V. ADR	509,548	63,520,254
Constellation Brands, Inc., Class A	377,560	57,045,540
Mead Johnson Nutrition Co.	92,581	7,866,608
		128,432,402
Health Care Equipment & Services 4.6%
Intuitive Surgical, Inc. *	37,296	22,416,761
UnitedHealth Group, Inc.	531,939	68,566,937
		90,983,698
Materials 3.5%
Ecolab, Inc.	174,765	19,489,793
The Sherwin-Williams Co.	170,427	48,515,454
		68,005,247
Media 2.1%
Liberty Global plc, Class A *	1,086,830	41,842,955
Pharmaceuticals, Biotechnology & Life Sciences 8.2%
Allergan plc *	32,213	8,634,050
Biogen, Inc. *	106,584	27,745,947
Celgene Corp. *	187,181	18,734,946
Illumina, Inc. *	273,589	44,351,513
Perrigo Co., plc	120,998	15,479,274
United Therapeutics Corp. *	94,365	10,515,092
Vertex Pharmaceuticals, Inc. *	446,458	35,488,947
		160,949,769
Real Estate 1.4%
Crown Castle International Corp.	312,108	26,997,342
Retailing 12.0%
Amazon.com, Inc. *	180,913	107,397,193
Netflix, Inc. *	495,931	50,699,026
The Home Depot, Inc.	332,573	44,375,215
TripAdvisor, Inc. *	497,437	33,079,561
		235,550,995
Semiconductors & Semiconductor Equipment 0.5%
Applied Materials, Inc.	500,026	10,590,551
Software & Services 34.2%
Activision Blizzard, Inc.	1,228,219	41,562,931
Alliance Data Systems Corp. *	79,233	17,431,260
Alphabet, Inc., Class A *	204,282	155,846,738
Facebook, Inc., Class A *	1,153,512	131,615,719
Fiserv, Inc. *	126,792	13,006,323
FleetCor Technologies, Inc. *	278,066	41,362,318
Microsoft Corp.	1,141,026	63,018,866
salesforce.com, Inc. *	802,286	59,232,775
Tencent Holdings Ltd.	2,469,900	50,495,520
Visa, Inc., Class A	1,296,321	99,142,630
		672,715,080

10    See financial notes

Laudus U.S. Large Cap Growth Fund
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Technology Hardware & Equipment 4.6%
Apple, Inc.	834,751	90,979,511
Telecommunication Services 1.2%
SBA Communications Corp., Class A *	239,229	23,963,569
Transportation 3.1%
Delta Air Lines, Inc.	657,990	32,030,953
Norfolk Southern Corp.	355,122	29,563,907
		61,594,860
Total Common Stock
(Cost $1,693,425,524)		1,967,447,712

End of Investments.

At 03/31/16, the tax basis cost of the fund's investments was $1,703,924,075 and the unrealized appreciation and depreciation were $299,802,030 and ($36,278,393), respectively, with a net unrealized appreciation of $263,523,637.
*	Non-income producing security.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund's investments as of March 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$1,294,732,632	$—	$—	$1,294,732,632
Software & Services	622,219,560	50,495,520	—	672,715,080
Total	$1,916,952,192	$50,495,520	$—	$1,967,447,712
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended March 31, 2016.
See financial notes    11

Laudus U.S. Large Cap Growth Fund
Statement of
Assets and Liabilities
As of March 31, 2016
Assets
Investments, at value (cost $1,693,425,524)		$1,967,447,712
Foreign currency, at value (cost $86)		86
Receivables:
Investments sold		23,492,753
Fund shares sold		3,184,096
Dividends		583,412
Interest		4,015
Prepaid expenses	+	37,029
Total assets		1,994,749,103
Liabilities
Payables:
Investments bought		13,395,524
Fund shares redeemed		8,588,252
Due to custodian		2,887,650
Investment adviser fees		282,022
Accrued expenses	+	427,139
Total liabilities		25,580,587
Net Assets
Total assets		1,994,749,103
Total liabilities	–	25,580,587
Net assets		$1,969,168,516
Net Assets by Source
Capital received from investors		1,705,636,333
Net investment loss		(186,198)
Net realized capital losses		(10,304,485)
Net unrealized capital appreciation		274,022,866

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,969,168,516		124,930,566		$15.76

12    See financial notes

Laudus U.S. Large Cap Growth Fund
Statement of
Operations
For the period April 1, 2015 through March 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $66,291)		$15,296,161
Expenses
Investment adviser fees		13,503,642
Sub-accounting and sub-transfer agent fees		1,843,203
Transfer agent fees		239,050
Accounting and administration fees		97,144
Proxy fees		96,115
Registration fees		84,403
Custodian fees		69,768
Shareholder reports		63,741
Independent trustees' fees		48,611
Professional fees		43,365
Interest expense		838
Other expenses	+	38,744
Total expenses	–	16,128,624
Net investment loss		(832,463)
Realized and Unrealized Gains (Losses)
Net realized gains on investments		35,121,210
Net realized gains on foreign currency transactions	+	365
Net realized gains		35,121,575
Net change in unrealized appreciation (depreciation) on investments		(85,430,251)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	678
Net change in unrealized appreciation (depreciation)	+	(85,429,573)
Net realized and unrealized losses		(50,307,998)
Decrease in net assets resulting from operations		($51,140,461)
See financial notes    13

Laudus U.S. Large Cap Growth Fund
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	4/1/15-3/31/16		4/1/14-3/31/15
Net investment loss		($832,463)	($1,218,447)
Net realized gains		35,121,575	298,063,228
Net change in unrealized appreciation (depreciation)	+	(85,429,573)	9,864,866
Increase (decrease) in net assets from operations		(51,140,461)	306,709,647
Distributions to Shareholders
Distributions from net realized gains		($135,764,007)	($380,081,181)

Transactions in Fund Shares
		4/1/15-3/31/16		4/1/14-3/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		28,513,967	$480,079,820	25,502,047	$453,837,486
Shares reinvested		8,112,711	134,103,107	21,694,327	343,421,201
Shares redeemed	+	(37,818,691)	(629,893,215)	(37,735,284)	(674,468,404)
Net transactions in fund shares		(1,192,013)	($15,710,288)	9,461,090	$122,790,283
Shares Outstanding and Net Assets
		4/1/15-3/31/16		4/1/14-3/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		126,122,579	$2,171,783,272	116,661,489	$2,122,364,523
Total increase or decrease	+	(1,192,013)	(202,614,756)	9,461,090	49,418,749
End of period		124,930,566	$1,969,168,516	126,122,579	$2,171,783,272
Net investment loss			($186,198)		($1,768,988)
14    See financial notes

Laudus U.S. Large Cap Growth Fund
Financial Notes
1. Business Structure of the Funds:
Laudus U.S. Large Cap Growth Fund is a series of Laudus Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
Laudus U.S. Large Cap Growth Fund
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Government Fixed Income Fund
Laudus Mondrian Global Government Fixed Income Fund

The Laudus U.S. Large Cap Growth Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund invests in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
15

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•  Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
16

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
The levels associated with valuing the fund's investments as of March 31, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(g) Custody Credit:
The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (State Street), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.
17

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2016, if any, are reflected in the fund's Statement of Assets and Liabilities.
(k) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
•   Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Large-Cap Risk. The fund will principally invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments—mid-or small-cap stocks, for instance—the performance of the fund’s investments in large-cap securities will lag these investments.
•   Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•   Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
18

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
3. Risk Factors (continued):
•   Management risk. As an actively managed mutual fund, the fund is subject to the risk that its subadviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s subadviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
•   Foreign investment risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets.
•   Leverage risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•   Liquidity risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
4. Affiliates and Affiliated Transactions:
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Investment Advisory Agreement (Advisory Agreement) between CSIM and the trust. BlackRock Investment Management, LLC (BlackRock), the fund’s subadviser, provides day-to-day portfolio management services to the fund, subject to the supervision of CSIM.
For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund's average daily net assets described as follows:
Average daily net assets
First $500 million	0.700%
$500 million to $1 billion	0.650%
$1 billion to $1.5 billion	0.600%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.550%
For the period ended March 31, 2016, the aggregate net advisory fee paid to CSIM was 0.63% for the fund, as a percentage of the fund's average daily net assets.
CSIM (not the fund) pays a portion of the management fees it receives to BlackRock in return for its services.
CSIM has contractually agreed, until at least July 30, 2017, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses of the fund to 0.77%.
5. Shareholders Services:
The trustees have authorized the fund to reimburse, out of the assets of the fund, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with the fund’s shares in an amount of up to 0.10% of the average daily net assets of the fund on an annual basis.
6. Board of Trustees:
The trust’s Board oversees the general conduct of the trust and the fund.
19

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
6. Board of Trustees (continued):
At a Special Meeting of Shareholders on December 11, 2015, twelve individuals were elected to serve as trustees of all trusts constituting the Schwab Funds, Laudus Funds and Schwab ETFs effective January 1, 2016. The twelve individuals elected to the Board of Trustees consist of the former Schwab Funds and Laudus Funds trustees, the former Schwab ETFs trustees and three new nominees. The trustees believe that combining the composition of the Board of Trustees and adding the new nominees will further align oversight of the Schwab Funds, Laudus Funds and Schwab ETFs, among other benefits.
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.
Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continued to be adjusted by the performance of the fund. As a result, the amount of the retirement benefits paid to certain independent trustees may have increased or decreased based on the performance of the fund. At a Board meeting held in December 2013, the trustees voted to terminate the trustees’ Retirement Plan. The payment to the sole remaining participant was paid out during the reporting period in accordance with the Retirement Plan.
7. Borrowing from Banks:
Prior to October 8, 2015, the fund had access to an uncommitted line of credit of $100 million with State Street. Effective October 8, 2015, the previous line of credit was terminated and the fund became a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), with State Street as agent, which matures on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from any of the lines of credit during the period.
The fund also have access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended March 31, 2016, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales/Maturities of Securities
$1,739,090,902	$1,885,127,138
9. Redemption Fee:
The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:
Current Period (4/1/15-3/31/16)	Prior Period (4/1/14-3/31/15)
$42,063	$32,592
20

Laudus U.S. Large Cap Growth Fund
Financial Notes (continued)
10. Federal Income Taxes:
As of March 31, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed long-term capital gains	$194,066
Unrealized appreciation on investments	299,802,030
Unrealized depreciation on investments	(36,278,393)
Other unrealized appreciation (depreciation)	678
Net unrealized appreciation (depreciation)	$263,524,315
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of March 31, 2016, the fund had no capital loss carryforwards.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2016, the fund had late-year ordinary losses deferred in the amount of $186,198 and had no capital loss carryforwards utilized.
The tax-basis components of distributions paid during the current and prior fiscal years were:
Current period distributions
Ordinary income	$—
Long-term capital gains	135,764,007
Return of capital	—
Prior period distributions
Ordinary income	$48,239,627
Long-term capital gains	331,841,554
Return of capital	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2016, the fund made the following reclassifications:
Capital shares	$48,670
Undistributed net investment income	2,415,253
Net realized capital gains (losses)	(2,463,923)
As of March 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2016, the fund did not incur any interest or penalties.
11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Laudus U.S. Large Cap Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Laudus U.S. Large Cap Growth Fund (one of the funds constituting Laudus Trust, hereafter referred to as the “Fund”) at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
May 16, 2016
22

Other Federal Tax Information (unaudited)
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $139,058,820 as long-term capital gain dividends for the fiscal year ended March 31, 2016.
23

Shareholder Vote Results (Unaudited)
A Special Meeting of Shareholders of Laudus Trust (the “Trust”) was held on December 11, 2015, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Marie A. Chandoha, Joseph R. Martinetto, Robert W. Burns, John F. Cogan, Stephen T. Kochis, David L. Mahoney, Kiran M. Patel, Kimberly S. Patmore, Charles A. Ruffel, Gerald B. Smith, and Joseph H. Wender. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	158,509,146.213	2,314,766.201
Marie A. Chandoha	158,301,062.120	2,522,850.294
Joseph R. Martinetto	158,359,567.405	2,464,345.009
Robert W. Burns	158,459,868.358	2,364,044.056
John F. Cogan	157,288,403.618	3,535,508.796
Stephen T. Kochis	158,361,248.808	2,462,663.606
David L. Mahoney	158,332,878.318	2,491,034.096
Kiran M. Patel	158,240,340.310	2,583,572.104
Kimberly S. Patmore	158,343,039.162	2,480,873.252
Charles A. Ruffel	158,389,527.491	2,434,384.923
Gerald B. Smith	158,310,596.926	2,513,315.488
Joseph H. Wender	158,242,415.183	2,581,497.231
24

Trustees and Officers
The tables below give information about the trustees and officers of Laudus Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 96 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	96	Director, PS Business Parks, Inc. (2005 – 2012).
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	96	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	96	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	96	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	96	Director, KLA-Tencor Corporation (2008 – present)
25

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	96	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	96	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	96	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	96	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	96	Director, The Charles Schwab Corporation (2008 – present)
26

Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	96	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	96	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
27

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
28

Glossary
Dividend yield is an expression of a stock's market value in relationship to its dividend amount as a percentage. It is calculated by dividing the stock’s annual dividends by the market price of the stock.
Price to earnings ratio is the price of a stock divided by its historical earnings per share.
Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.
Russell 1000 Growth Index is an index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Value Index  An index that measures the performance of the large-cap segment of the U.S. equity universe.
Russell 2000 Index is an index that measures the performance of the small-cap segment of the U.S. equity universe.
S&P 500 Index is a market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.
Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.
Weighted Average Market Cap  A measure of the size of the companies in which a fund invests, based upon the market value of a fund’s securities each weighted according to its percent of the portfolio.
Proxy Voting
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.csimfunds.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 1-800-447-3332.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.csimfunds.com, or the Securities and Exchange Commission’s website at www.sec.gov.
29

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE
INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a
Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Laudus Funds® direct investors:    1-800-447-3332
© 2016 Laudus Funds. All rights reserved.
30

Notes

Notes

Notes

For More Information about the Funds:
Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Shareholder Services
1.877.824.5615    Investment Professionals
1.800.447.3332    Individual Investors
www.csimfunds.com
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
MFR55508-06
00164377

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of five series which all have a fiscal year-end of March 31, whose annual financial statements are reported in Item 1. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the five series, based on their respective 2016 and 2015 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015
$241,876	$241,876	$0	$0	$29,379	$29,379	$0	$339

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X.

(f)	Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2016: $29,379	2015: $29,718

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

2016: NONE	2015: NONE

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Laudus Trust

By:	/s/ Marie Chandoha
Marie Chandoha
President and Chief Executive Officer

Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
President and Chief Executive Officer

Date:	5/13/2016

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	5/17/2016